Exhibit 10.1

[***] Certain confidential information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Dated 30 May 2014

UTAC MANUFACTURING SERVICES PTE. LTD.

and

PANASONIC CORPORATION

CONTRACT MANUFACTURE AGREEMENT

ALLEN & GLEDHILL LLP ONE MARINA BOULEVARD #28-00 SINGAPORE 018989

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34.	Compliance with Law	51

35.	Corporate Social Responsibility	51

36.	Exclusion and Limitation of Liability	53

37.	Indemnities	53

38.	Duration and Termination	54

39.	Permanent Establishment Tax Risk	59

40.	Force Majeure	59

41.	Confidentiality	60

42.	Authority to Perform this Agreement	61

43.	Assignment	61

44.	Waiver, Remedies and Amendments	62

45.	Partnership	62

46.	Counterparts	62

47.	Entire Agreement	62

48.	Illegality and Severability	63

49.	Costs	63

50.	Communications	63

51.	Dispute Resolution	64

52.	Governing Law	64

53.	Third Party Rights	65

54.	United Nations Convention for the International Sale of Goods (1980)	65

Schedule 1 Products and Purchase Price		66

Schedule 2		67

Schedule 3		68

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This Contract Manufacture Agreement is made on 30 May 2014 between:

(1)	UTAC Manufacturing Services Pte. Ltd., a company incorporated in Singapore with its principal place of business at 5 Serangoon North Avenue 5, Singapore 554916 (the “Supplier”); and

(2)	Panasonic Corporation, a company incorporated in Japan with its principal place of business at 1 Kotari-Yakemachi, Nagaokakyo City, Kyoto 617-8520, Japan (the “Buyer”).

Whereas:

(A)	The Buyer and UTAC Manufacturing Services Ltd. had entered into a Share Purchase Agreement (as defined below) for the sale and purchase of certain shares. It is a requirement for the completion of the sale and purchase of the shares pursuant to the Share Purchase Agreement that the Buyer and the Supplier enter into this Agreement (as defined below).

(B)	The Supplier is in the business of manufacturing, selling and supplying, inter alia, semiconductor products and other related products and the Supplier has agreed to provide the Services (as defined below) and supply and sell the Products (as defined below) to the Buyer and/or its Affiliates (as defined below) on the terms and conditions set out in this Agreement.

It is agreed as follows:

1.	Definitions

1.1	Whenever the following terms appear in the Agreement, they shall have the respective meanings specified below unless the context otherwise requires:

1.1.1	“Affiliate” means an entity which is directly or indirectly controlled by or is under the common control of a Party, and for this purpose, “control” means (a) the ability to control the composition of the board of directors of the first-mentioned entity; (b) the right to control more than half of the voting power of the first-mentioned entity; or (c) the holding of more than half of the issued share capital of the first-mentioned entity (excluding any part thereof which consists of preference shares and treasury shares), and “Affiliates” shall be construed accordingly.

1.1.2	“Agreement” means this Contract Manufacture Agreement and any and all Schedules hereto as may be amended, modified or supplemented from time to time in accordance with the terms hereof.

1.1.3	“Annual Commitment” means:

(i)	in relation to FY14, an Eligible Revenue of not less than [***];

(ii)	in relation to FY15, an Eligible Revenue of not less than [***];

(iii)	in relation to FY16, an Eligible Revenue of not less than [***];

(iv)	in relation to FY17, an Eligible Revenue of not less than [***];

(v)	in relation to FY18, an Eligible Revenue of not less than [***]; and

(vi)	in relation to FY19, an Eligible Revenue of not less than [***].

1.1.4	“Annual Liquidated Damages” with respect to any Fiscal Year, means a sum equal to 50% x [A – B], where “A” is the Annual Commitment for that Fiscal Year, and “B” is the Eligible Revenue achieved in that Fiscal Year.

1.1.5	“Annual Rebate” means:

(i)	with respect to each of FY14, FY15 and FY19, a sum equal to the Tier Rebate; and

(ii)	with respect to each of FY16, FY17 and FY18, a sum equal to the aggregate of the Base Rebate and the Tier Rebate.

1.1.6	“Annual Statement” shall have the meaning ascribed in Clause 23.3.

1.1.7	“Authorised Representative” means any personnel of the Buyer designated as an “Authorised Representative” for the purposes of this Agreement.

1.1.8	“Available Capacity” means the production capacity, equipment and infrastructure existing at each Factory from time to time during the Term.

1.1.9	“Available Storage Capacity” in relation to a Warehouse, means the practical storage capacity for the time being available at that Warehouse for the storage of the Products.

1.1.10	“Banker’s Guarantee” means the banker’s guarantee to be issued by SMBC for the benefit of the Buyer.

1.1.11	“Banker’s Guarantee Facility” means the bank guarantee facility to be entered into between, inter alia, SMBC and the Supplier pursuant to which the Banker’s Guarantee is to be issued.

1.1.12	“Base Month” shall have the meaning ascribed in Clause 3.1.

1.1.13	“Base Rebate” with respect to each of FY16, FY17 and FY18, means a sum equal to 2% of the Eligible Revenue for that Fiscal Year.

1.1.14	“Baseline Adjustment” shall have the meaning ascribed in Clause 6.7.

1.1.15	“Blanket Order” shall have the meaning ascribed in Clause 3.1.2.

1.1.16	“Business Day” means a day other than a Saturday, Sunday or a public holiday in Singapore and/or Japan.

1.1.17	“Business Hours” means, with respect to each Factory and/or Warehouse, 8.00a.m. to 6.00p.m. during a Business Day, based on the time zone in which such Factory and/or Warehouse is located.

1.1.18	“Buyer Equipment” means any equipment provided by the Buyer to the Supplier for the manufacture of any Product.

1.1.19	“Buyer Materials” means any materials and supplies to be provided by the Buyer to the Supplier in connection with the manufacture of any Product, and shall include Wafers.

1.1.20	“Commencement Date” shall have the meaning ascribed in Clause 2.1.

1.1.21	“Completion” shall have the meaning ascribed in the Share Purchase Agreement.

1.1.22	“Confidential Information” means:

(i)	the terms and conditions of this Agreement; and

(ii)	any and all data and information:

(a)	directly or indirectly disclosed to or obtained by the Receiving Party from the Disclosing Party and/or its employees, advisors or consultants, prior to, pursuant to, by virtue of, or in the course of negotiating or performing this Agreement, whether in written, electronic, visual or oral form, whether or not such information belongs to the Disclosing Party or a third party; and

(b)	relating to the Disclosing Party, its work environment, business and operations or its past, present and future research, development and activities, and shall include all financial, marketing, sales, technical, operational, commercial, and human resource information, and all trade secrets, business plans, financial and/or contractual arrangements, forecasts, accounting and tax records, strategies, models, product information, processes, formulas, designs, specifications, drawings, data, manuals and instructions, all financial and account information and data of and/or belonging to the Disclosing Party’s clients and customers, all materials prepared for or submitted to the Disclosing Party in connection with this Agreement, including drafts, reports and associated materials, and all documents, materials and electronic/optical storage media of whatever form (including diskettes or any optical discs), and stamped or marked “Confidential”, “Proprietary” or with words of similar import by the Disclosing Party or, if disclosed in visual or oral form, identified as confidential at the time of disclosure and reduced to writing and delivered to the Receiving Party within 30 Days after such disclosure.

1.1.23	“Cost Reduction” with respect to any Fiscal Year, means a reduction in the manufacturing costs incurred by the Supplier for all the Products, relative to the manufacturing costs incurred by the Supplier in the immediately preceding Fiscal Year.

1.1.24	“Day” means a calendar day.

1.1.25	“Defective Product” means a Product that is found to have breached the Product Warranty.

1.1.26	“Delivery Date” in relation to any Lot of Products stated in any Blanket Order means the date or dates notified by the Supplier to the Buyer as the date or dates on which such Lot of Products shall be delivered to the Buyer.

1.1.27	“Designated Products” means such class/category of Products as identified by the Parties in writing as “Designated Products” for the purposes of this Agreement.

1.1.28	“Design Specifications” in relation to any Product, means the technical and functional specifications for the assembly, testing and packaging of such Product provided by the Buyer to the Supplier, as may from time to time be supplemented, altered or modified in accordance with Clause 7.

1.1.29	“Disclosing Party” shall have the meaning ascribed in Clause 41.1.

1.1.30	“Eligible Revenue” shall have the meaning ascribed in Clause 21.1.

1.1.31	“End Date” means 30 June 2019, or such later date as the Parties may mutually agree in writing.

1.1.32	“Excess Reduction” shall have the meaning ascribed in Clause 28.4.

1.1.33	“Excess Reduction Statement” shall have the meaning ascribed in Clause 28.5.

1.1.34	“Expedited Order” shall have the meaning ascribed in Clause 4.8.

1.1.35	“Factories” means the manufacturing facilities located at the following locations:

(i)	22 Ang Mo Kio Industrial Park 2, Singapore 569509, which is operated by the Singapore Manufacturer;

(ii)	Lot 26 & 27, Batu Berendam Free Trade Zone Phase 3, 75350 Melaka, which is operated by the Malaysia Manufacturer; and/or

(iii)	Jl. Maligi 1 LotA-4, Kawasan Industri KIIC, Sukaluyu, Teluk Jambe Timur, Karawang 41361, Jawa Barat, which is operated by the Indonesia Manufacturer,

and a “Factory” means any one of these.

1.1.36	“Fiscal Year” means FY14, FY15, FY16, FY17, FY18 or FY19.

1.1.37

“Force Majeure Event” means any event or circumstance beyond the reasonable control of the Party affected including (i) acts of God, (ii) outbreak of hostilities, riot, civil disturbance, acts of terrorism or war, (iii) acts or omissions of third parties, (iv) any acts or omissions of any Legal Authority (including refusal or revocation of any licence or consent), (v) fire, explosion or flood, (vi) general power failure, failure of telecommunications lines, failure or breakdown of plant, machinery or vehicles, (vii) shortage of raw materials and utilities of any kind, (viii) epidemics, quarantine restrictions, and (ix) strike, lock-out or any industrial action of any kind. For the purposes of a “Force Majeure Event”, a “Party” in the case of the Supplier shall include the Singapore Manufacturer, Indonesia Manufacturer and Malaysia Manufacturer.

1.1.38	“Forecast” shall have the meaning ascribed in Clause 3.1.1.

1.1.39	“FY14” means the fiscal year commencing on 2 June 2014 and ending on 31 March 2015.

1.1.40	“FY15” means the fiscal year commencing on 1 April 2015 and ending on 31 March 2016.

1.1.41	“FY16” means the fiscal year commencing on 1 April 2016 and ending on 31 March 2017.

1.1.42	“FY17” means the fiscal year commencing on 1 April 2017 and ending on 31 March 2018.

1.1.43	“FY18” means the fiscal year commencing on 1 April 2018 and ending on 31 March 2019.

1.1.44	“FY19” means the fiscal year commencing on 1 April 2019 and ending on 30 June 2019.

1.1.45	“Indonesia Manufacturer” means PT. Panasonic Industrial Devices Indonesia.

1.1.46	“Incoterms 2010” means the 2010 International Rules for the Interpretation of Trade Terms of the International Chamber of Commerce, Paris (France).

1.1.47	“Inspection Standards” shall have the meaning ascribed in Clause 10.1.

1.1.48	“Intellectual Property Rights” means all copyright, patents, trade marks, service marks, domain names, layout design rights, registered designs, design rights, database rights, trade or business names, rights protecting trade secrets and confidential information, rights protecting goodwill and reputation, and all other similar or corresponding proprietary rights and all applications for the same, whether presently existing or created in the future, anywhere in the world, whether registered or not, and all benefits, privileges, rights to sue, recover damages and obtain relief for any past, current or future infringement, misappropriation or violation of any of the foregoing rights.

1.1.49	“Interim Commitment” with respect to any Fiscal Year, means:

(i)	in relation to FY14, an Eligible Revenue of not less than [***] of the Annual Commitment for FY14; and

(ii)	in relation to each of FY15, FY16, FY17, and FY18, an Eligible Revenue of not less than [***] of the Annual Commitment for that respective Fiscal Year.

1.1.50	“Interim Fiscal Year” means:

(i)	in relation to FY14, the period commencing on 2 June and ending on 30 September of such Fiscal Year; and

(ii)	in relation to FY15, FY16, FY17 and FY18, the period commencing on 1 April and ending on 30 September of such Fiscal Year.

1.1.51	“Interim Payment” with respect to any Fiscal Year, means a sum equal to 50% x [C – D], where “C” is the Interim Commitment for that Fiscal Year, and “D” is the Interim Revenue achieved in that Fiscal Year.

1.1.52	“Interim Rebate” with respect to any Fiscal Year, means a sum equal to the aggregate of the following:

(i)	[***] of that part of the Interim Revenue which exceeds [***] up to [***] of the Interim Commitment;

(ii)	[***] of that part of the Interim Revenue which exceeds [***] up to [***] of the Interim Commitment;

(iii)	[***] of that part of the Interim Revenue which exceeds [***] up to [***] of the Interim Commitment; and

(iv)	[***] of that part of the Interim Revenue which exceeds [***] of the Interim Commitment.

1.1.53	“Interim Revenue” with respect to any Fiscal Year, means the Eligible Revenue achieved:

(i)	in relation to FY14, based on invoices rendered by the Supplier with respect to the first 4 Months of FY14; and

(ii)	in relation to FY15, FY16, FY17 and FY18, based on invoices rendered by the Supplier in the first 6 Months of the respective Fiscal Year.

1.1.54	“Interim Statement” shall have the meaning ascribed in Clause 23.1.

1.1.55	“IP License Agreement” shall have the meaning ascribed in the Share Purchase Agreement.

1.1.56	“Law” means any law, legislation, statute, rule, order, treaty, regulation or any interpretation thereof for the time being enacted, issued or promulgated by any Legal Authority.

1.1.57	“Legal Authority” means any agency, authority, department, inspectorate, ministry, parliament, statutory or legal entity or person (whether autonomous or not), commission, instrumentality of the Government of Singapore, Government of Indonesia, Government of Malaysia or any political subdivision thereof, having jurisdiction over a Party or any Factory.

1.1.58	“Long Lead Time Materials” means any Supplier Materials for which the minimum lead time required for the procurement of such Supplier Materials from the relevant vendor, supplier or manufacturer is not less than 2 Months.

1.1.59	“Lot” in relation to a Blanket Order, means all the Products to be delivered together as a lot under such Blanket Order.

1.1.60	“Malaysia Manufacturer” means Panasonic Industrial Devices Semiconductor (M) Sdn. Bhd.

1.1.61	“Minimum Quantity” means [***] units of a Product, or one or more Products belonging to the same category/class of Products.

1.1.62	“Month” means a calendar month provided that:

(i)	the first Month in the Term shall commence on the Commencement Date, and end on the last Day of the calendar month of the Commencement Date; and

(ii)	the last Month in the Term shall commence on the first Day of the calendar month in which the Term is terminated, and end on the last Day of the Term.

1.1.63	“Nominated Freight Forwarder” means a freight forwarder nominated in writing by the Buyer and notified to the Supplier from time to time with respect to any Factory or Warehouse.

1.1.64	“Non-Supplier Causes” shall have the meaning ascribed in Clause 18.4.

1.1.65	“Obsolete Inventory” shall have the meaning ascribed in Clause 32.1.

1.1.66	“Operational Constraints” means:

(i)	any:

(a)	inability of the Supplier to obtain equipment, materials and/or supplies (including Buyer Materials) required for the manufacture of any Product, from the Buyer or such vendors, suppliers or manufacturers from which the Supplier obtains such equipment, materials and/or supplies in accordance with Clause 13 and/or 14; and/or

(b)	disruption or suspension in the supply of such equipment, materials and/or supplies to the Supplier,

which is attributable to any wrongful or negligent act or omission of the Buyer, or to any deviation from the Buyer’s Projected Requirements for any Product for the Relevant Month of any Forecast of more than 20% (or such other threshold of deviation applicable to such Product as may be mutually agreed between the Parties) from the Projected Requirements for that Product for that Relevant Month as stated in the Forecast submitted for the immediately preceding Month; and/or

(ii)	any inability of the Supplier to perform the Services (or part thereof) which is directly or indirectly attributable to:

(a)	the Buyer’s failure to perform its obligations under the IP License Agreement and/or the System License and Support Agreement, which is not attributable to any wrongful or negligent act or omission of the Supplier; and/or

(b)	the Buyer’s breach of any of the terms of the IP License Agreement and/or the System License and Support Agreement.

1.1.67	“Parties” means the parties to this Agreement and “Party” means either of them.

1.1.68	“PIDSCA” means Panasonic Industrial Devices Semiconductor Asia.

1.1.69	“Post-Completion Adjustment” shall have the meaning ascribed in Clause 6.5.

1.1.70	“Products” means the products specified in Column B of Schedule 1, as may from time to time be modified, replaced, added to or substituted for in accordance with this Agreement, and “Product” means any of such products.

1.1.71	“Product Lead Time” with respect to each Product, means the lead time for the manufacture and/or assembly of such Product as may be mutually agreed between the Parties in writing.

1.1.72	“Product Warranty” shall have the meaning ascribed in Clause 19.1.

1.1.73	“Projected Requirements” in relation to any Forecast, means the quantity of each of the Products specified in such Forecast for each Month to which the Forecast relates.

1.1.74	“Purchase Order” shall have the meaning ascribed in Clause 4.14.

1.1.75	“Purchase Price” shall have the meaning ascribed in Clause 6.

1.1.76	“Purchase Price Baseline” with respect to any period, means the total actual cost incurred for the manufacture, assembly, testing, storage and warehousing of each Product, taking into account all adjustments and margins as had been agreed between the Parties, and which amount shall be determined by the Parties based on such method of computation as may be mutually agreed between the Parties.

1.1.77	“PWC Report” shall have the meaning ascribed in Clause 39.1.

1.1.78	“Receiving Party” shall have the meaning ascribed in Clause 41.1.

1.1.79	“Relevant Month” in relation to any Forecast, means the first Month in the period of 5 Months covered by such Forecast.

1.1.80	“Relevant Recommendations” shall have the meaning ascribed in Clause 39.2.

1.1.81	“RMA Number” means a return material authorisation number issued by the Supplier pursuant to a request by the Buyer under Clause 19.3.1.

1.1.82	“Services” means manufacturing, assembly, testing, storage and delivery services.

1.1.83	“Share Purchase Agreement” means the share purchase agreement dated 4 February 2014 entered into between the Buyer and UTAC Manufacturing Services Ltd, as amended, supplemented or revised from time to time.

1.1.84	“Shipping Information” shall have the meaning ascribed in Clause 12.7.

1.1.85	“Singapore Manufacturer” means Panasonic Automotive & Industrial Systems Semiconductor Singapore Pte Ltd.

1.1.86	“Small Order” shall have the meaning ascribed in Clause 4.5.

1.1.87	“SMBC” means Sumitomo Mitsui Banking Corporation.

1.1.88	“Supplier Causes” shall have the meaning ascribed in Clause 18.3.

1.1.89	“Supplier Designs” shall have the meaning ascribed in Clause 33.1.

1.1.90	“Supplier Equipment” means any equipment procured by the Supplier for the manufacture of any Product.

1.1.91	“Supplier Materials” means any materials and supplies procured by the Supplier in connection with the manufacture of any Product.

1.1.92	“Supplier Notification” shall have the meaning ascribed in Clause 31.1.

1.1.93	“System License and Support Agreement” shall have the meaning ascribed in the Share Purchase Agreement.

1.1.94	“Target Yield” with respect to any batch of Designated Products on a production line, means the imputed average yield of such Designated Products, as determined by the Parties based on such method of computation as may be agreed between the Parties.

1.1.95	“Tax” means any present or future tax, levy, impost, deduction, charge, duty or withholding tax (together with any related interest, penalty, fine and expense in connection with any of them) whether of Singapore or elsewhere, including any goods and services tax, value added tax, or service tax or consumption tax, which is levied or imposed by any Legal Authority, other than those imposed on the overall income of a person, and “Taxes” shall be construed accordingly.

1.1.96	“Term” shall have the meaning ascribed in Clause 38.1.

1.1.97	“Termination Costs” shall have the meaning ascribed in Clause 38.9.7.

1.1.98	“Tier Rebate” means:

(i)	with respect to any Fiscal Year (other than FY19), means a sum equal to the aggregate of the following:

(a)	[***] of that part of the Eligible Revenue which exceeds [***] up to [***] of the Annual Commitment;

(b)	[***] of that part of the Eligible Revenue which exceeds [***] up to [***] of the Annual Commitment;

(c)	[***] of that part of the Eligible Revenue which exceeds [***] up to [***] of the Annual Commitment; and

(d)	[***] of that part of the Eligible Revenue which exceeds [***] of the Annual Commitment, and

(ii)	with respect to FY19, means a sum equal to the aggregate of the following:

(a)	[***] of that part of the Eligible Revenue which exceeds [***] up to [***];

(b)	[***] of that part of the Eligible Revenue which exceeds [***] up to [***];

(c)	[***] of that part of the Eligible Revenue which exceeds [***] up to [***]; and

(d)	[***] of that part of the Eligible Revenue which exceeds [***].

1.1.99	“Unique Inventory” shall have the meaning ascribed in Clause 30.1.

1.1.100	“US$” and “USD” mean the lawful currency of the United States of America.

1.1.101	“Wafers” means such wafers as may be required in connection with the manufacture of the Products.

1.1.102	“Warehouse” means, in relation to a Factory, the warehouse located at such Factory.

1.1.103	“Warranty Period” in relation to any Product, means:

(i)	in respect of each Product which the Parties have agreed is to be used for automotive purposes, a period of [***] Months from the Delivery Date; and

(ii)	in respect of all other Products, a period of [***] Months from the Delivery Date.

1.1.104	“Yield Loss”:

(i)	with respect to any batch of Products on a production line, means the difference between the average yield of Products manufactured based on the amount of Supplier Materials and/or Buyer Materials used in the manufacture of such batch, and the actual yield of Products manufactured; and

(ii)	with respect to any batch of Designated Products on a production line, means the difference between the Target Yield, and the actual yield of such Designated Products manufactured.

1.1.105	“Yield Threshold” with respect to any class/category of Products, means [***] below the average yield for such class/category of Products.

1.2	The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement.

1.3	Any word or expression defined in this Agreement shall, unless the context otherwise requires, have the same meaning in the Schedules to this Agreement.

1.4	Unless the context otherwise requires, in this Agreement:

1.4.1	words using the singular or plural number also include the plural or singular number, respectively and words denoting any gender shall include all genders;

1.4.2	references to any “person” include any natural person, corporation, judicial entity, association, statutory body, partnership, limited liability company, joint venture, trust, estate, unincorporated organisation or government, state or any political subdivision, instrumentality, agency or authority;

1.4.3	the terms “hereof”, “herein”, “hereby”, “hereto” and similar words refer to this entire Agreement and not any particular Clause, Schedule, or any other subdivision of this Agreement;

1.4.4	the words “include” or “including” shall be deemed to be followed by “without limitation” or “but not limited to” whether or not they are followed by such phrases or words of like import; and

1.4.5	references to any Party shall be construed as a reference to such Party’s successors and permitted assigns.

1.5	References to “Clauses” and “Schedules” or any other agreement or document in this Agreement shall be construed as references to the clauses of and the schedules to this Agreement, or such other agreement or document, as may be amended, modified or supplemented from time to time, and shall include a reference to any document which amends, modifies or supplements it, or is entered into, made or given pursuant to or in accordance with its terms. References to the “Paragraphs” of any Schedule are to the paragraphs of that Schedule and references to “Paragraphs” in any Schedule are to the paragraphs of that Schedule.

2.	Conditions Precedent

2.1	The Parties’ respective rights and obligations under this Agreement (including the Supplier’s obligation to provide the Services) shall not come into effect until the day on which all of the following conditions are satisfied (“Commencement Date”):

2.1.1	Completion occurs in accordance with the terms of the Share Purchase Agreement;

2.1.2	the IP License Agreement is executed by the relevant parties; and

2.1.3	the System License and Support Agreement is executed by the relevant parties.

2.2	The Parties shall use best efforts to satisfy or procure the satisfaction of the conditions set out in Clauses 2.1.1, 2.1.2 and 2.1.3.

2.3	If the conditions set out in Clauses 2.1.1, 2.1.2 and 2.1.3 are not satisfied on or before 2 July 2014 (or such other date as the Parties may mutually agree in writing), either Party may terminate this Agreement by giving the other Party not less than 30 Days’ written notice. Upon the termination of this Agreement, this Agreement shall cease to have any further force and effect, and the Parties shall be released from their respective liabilities and obligations under this Agreement.

3.	Orders and Forecasts

3.1	The Buyer shall, on or about the 25th Day of each Month (“Base Month”) during the Term, submit to the Supplier:

3.1.1	a rolling forecast of the Buyer’s Projected Requirements for the period of 5 Months following the Base Month for each Product, and the estimated delivery dates thereof (“Forecast”); and

3.1.2	a blanket order (“Blanket Order”) for not less than the quantities of the Products comprising the Buyer’s Projected Requirements for the Relevant Month of that Forecast.

3.2	Each Forecast and Blanket Order must be in writing and shall be submitted by electronic mail transmission to the electronic mail address as may be notified by the Supplier to the Buyer in writing.

3.3	Subject to Clause 21.7, the Buyer shall not be relieved of its Interim Commitment or Annual Commitment where the Supplier is unable to provide the Services due to any Operational Constraints and/or Force Majeure Event affecting the Supplier and/or any Factory.

3.4	The Buyer shall ensure that:

3.4.1	subject to Clause 3.5, the quantity of each Product ordered pursuant to a Blanket Order is a multiple of the production capacity of the relevant Wafer to be used in the manufacture of each such Product;

3.4.2	the Buyer’s Projected Requirements for each Product for the Relevant Month of each Forecast shall not deviate by more than [***] (or such other threshold of deviation applicable to such Product as may be mutually agreed between the Parties) from the Projected Requirements for such Product for that Relevant Month as stated in the Forecast submitted in the immediately preceding Base Month;

3.4.3	the Buyer’s Projected Requirements set out in each Forecast shall be for a quantity not less than the Minimum Quantity for such Product, and such quantity; and

3.4.4	each Forecast is prepared in good faith and the Buyer shall use best efforts to ensure that each Forecast accurately reflects the Buyer’s Projected Requirements for the period to which such Forecast relates.

3.5	Clause 3.4.1 shall not apply in respect of any order placed by the Buyer for any Lot of Products which are to be manufactured by the Factory located in Malaysia, provided that:

3.5.1	notwithstanding any term in this Agreement, the Supplier shall not have any liability whatsoever (including liability for defects) for any defects in the Products arising from or in connection with the use of a partial Wafer in the manufacture of such Products (which results from the Buyer ordering any quantity of Products which is not a multiple of the production capacity of the relevant Wafer to be used in the manufacture of such Products); and

3.5.2	the Buyer shall not be entitled to reject the delivery of that Lot of Products (or any part thereof) if there are any defects in the Products which arise from or are connected with the use of a partial Wafer in the manufacture of such Products.

3.6	During the Term, the Supplier shall commit to reserve a sufficient amount of the Available Capacity at each Factory as may be required to fulfil the Buyer’s Projected Requirements for each Product for each Month in the Forecast (taking into account any Operational Constraints), provided that the Buyer shall provide the Supplier with weekly updates on any changes to the Buyer’s Projected Requirements and immediately notify the Supplier in writing of any changes to the Forecasts.

3.7	Subject to the Buyer’s obligations set out in this Clause 3, the Forecasts are given for information only and the Buyer is not bound to purchase or place any Blanket Order for Products projected in the Forecast, save in accordance with Clause 3.1.2.

4.	Blanket Orders

4.1	All Blanket Orders shall be submitted to the Supplier through PIDSCA.

4.2	Each Blanket Order shall contain the following information:

4.2.1	the description of each Product to which the Blanket Order relates, including the Supplier’s part number for the same; and

4.2.2	the quantity of each such Product.

4.3	For the purposes of this Agreement, the Parties shall mutually agree on what each category of Products is to be designated as being used for, including whether it is used for automotive or image sensoring purposes, and shall mutually agree in writing on a list of each such category of Products and their respective designated uses. For the avoidance of doubt, a Product shall not be regarded as being used for automotive or image sensoring purposes, unless the Parties specifically agree that such Product is to be used for such purposes.

4.4	All Blanket Orders are subject to acceptance by the Supplier. During the Term, the Supplier shall use best efforts to accept a Blanket Order submitted by the Buyer as long as the Blanket Order complies with the terms and conditions set out in this Agreement, and there is adequate Available Capacity at the relevant Factory to accommodate the Blanket Order. For the avoidance of doubt, any refusal by the Supplier to accept a Blanket Order submitted by the Buyer which is in any way attributable to any Operational Constraints and/or Force Majeure Event affecting the Supplier and/or any Factory shall not be regarded as wrongful. The Supplier shall, within 3 Business Days after receipt of such Blanket Order by the Supplier, notify the Buyer in writing whether or not the Supplier accepts such Blanket Order. In the event that the Supplier accepts such Blanket Order, the Supplier shall thereafter promptly notify the Buyer in writing of the Delivery Date for the Products ordered under the Blanket Order. In the event that the Supplier does not accept such Blanket Order, the Supplier shall notify the Buyer in writing of the reason(s) for such non-acceptance.

4.5	If the quantity of a Product stated in a Blanket Order falls short of the Minimum Quantity for that Product (“Small Order”), the Supplier shall use best efforts to accept such Small Order submitted by the Buyer, provided that such Small Order complies with the terms and conditions set out in this Agreement (save for the Minimum Quantity requirement set out in Clause 3.4.3).

4.6	In the event that the Supplier accepts a Small Order, the Supplier may charge a premium for that Small Order, save that no premium will be charged for the following:

4.6.1	with respect to FY14, the first [***] Small Orders accepted by the Supplier in any given Month with respect to each Factory located in Malaysia and Indonesia;

4.6.2	after FY 14, the first [***] Small Orders (or such other quantum as the Parties may mutually agree in writing) accepted by the Supplier in any given Month with respect to each Factory located in Malaysia and Indonesia;

4.6.3	with respect to FY14, the first [***] Small Orders accepted by the Supplier in any given Month with respect to the Factory located in Singapore; and

4.6.4	after FY14, the first [***] Small Orders (or such other quantum as the Parties may mutually agree in writing) accepted by the Supplier in any given Month with respect to the Factory located in Singapore, provided that this Clause 4.6 shall not apply to any Products which the Parties have agreed are to be used for automotive or image sensoring purposes.

4.7	The premium charged by the Supplier pursuant to Clause 4.6 in respect of any Small Order shall be an amount equal to [***] of the Purchase Price of each Product ordered pursuant to such Small Order. All such premiums paid to the Supplier will be excluded from the computation of Eligible Revenue.

4.8	If the Buyer requires any Product to be delivered within a timeframe which is shorter than the Product Lead Time of such Product (each an “Expedited Order”), the Buyer shall notify the Supplier in writing of such requirement forthwith. The Supplier will use commercially reasonable efforts to accept an Expedited Order submitted by the Buyer provided that such Expedited Order complies with the terms and conditions set out in this Agreement, and there is adequate Available Capacity at the relevant Factory to accommodate such Expedited Order.

4.9	In the event that the Supplier accepts an Expedited Order, the Supplier may charge a premium for that Expedited Order, save that:

4.9.1	no premium will be charged for the first [***] Expedited Orders accepted by the Supplier with respect to each Factory in any Month; and

4.9.2	this Clause 4.9 shall not apply to any Expedited Order pursuant to which the Buyer requires, in respect of any Product with a Product Lead Time of [***] or more, for such Product to be delivered within a timeframe which is [***] shorter than the Product Lead Time of such Product.

4.10	The Parties agree to discuss in good faith whether the number of additional Expedited Orders for which no premium will be charged pursuant to Clause 4.9.1 shall be increased after Completion.

4.11	The premium charged by the Supplier pursuant to Clause 4.9 in respect of any Expedited Order shall be an amount equal to [***] of the Purchase Price of each Product ordered pursuant to such Expedited Order. All such premiums paid to the Supplier will be excluded from the computation of Eligible Revenue.

4.12	For the purposes of Clause 4.8, the Product Lead Time for the manufacture of any Product shall not commence until after all the Wafers and Buyer Materials required for the manufacture of such Product have been delivered by the Buyer to the Supplier pursuant to Clause 13.1.

4.13	For the avoidance of doubt, if the Buyer notifies the Supplier that the Buyer requires any Product to be delivered within a timeframe which is shorter than the Product Lead Time of such Product, and such requirement arises due to:

4.13.1	the occurrence of any incident of Yield Loss which is attributable solely to Supplier Causes; and/or

4.13.2	the return, repair and/or replacement of any Defective Product in accordance with Clause 19;

such request shall not be regarded as an Expedited Order, and Clauses 4.8 to 4.10 shall not apply in respect of such Blanket Order.

4.14	Upon acceptance of a Blanket Order by the Supplier in accordance with Clause 4.4, 4.6, and 4.9:

4.14.1	the Supplier shall manufacture, sell and deliver and the Buyer shall buy and accept delivery of the quantity of the Product specified in such Blanket Order; and

4.14.2	save as expressly provided for under Clause 5, neither Party may vary or cancel such Blanket Order.

4.15	Upon completion of the manufacture of any Lot of Products to be delivered under a Blanket Order, the Supplier shall notify the Buyer, following which the Buyer shall promptly issue a purchase order (“Purchase Order”) in respect of such Lot of Products, which shall contain the following information:

4.15.1	a PO Number for the purposes of invoicing;

4.15.2	the quantity of Products in such Lot of Products; and

4.15.3	the Purchase Price payable for a unit of Product in such Lot of Products.

4.16	The sale and purchase of the Products shall be governed solely by the terms and conditions set out in this Agreement. The Parties agree that unless otherwise mutually agreed between the Parties in writing, any terms and conditions which may be specified on or attached to any Blanket Order, Purchase Order or any other document which may be given by a Party shall have no effect and shall not be binding on the Parties.

5.	Variation and Cancellation of Blanket Orders

5.1	All Blanket Orders which have been accepted by the Supplier are final and neither Party may vary or cancel a Blanket Order which has been accepted by the Supplier, unless the Party seeking to vary or cancel such Blanket Order obtains the prior written consent of the other Party.

5.2	In the event that the Parties agree to the variation or cancellation of a Blanket Order which had been accepted by the Supplier, the following shall apply unless the Parties agree otherwise in writing:

5.2.1	if a variation or cancellation was at the request of the Supplier, the Supplier shall bear the costs of the following:

(i)	the costs of any Supplier Materials and Buyer Materials which are wasted as a result of the variation or cancellation of such Blanket Order;

(ii)	in the event that a customer of the Buyer brings a claim against the Buyer for loss or damage suffered by such customer as a result of the variation or cancellation of such Blanket Order and the Buyer is held liable to compensate such customer, and the loss or damage suffered by such customer is directly attributable to the variation or cancellation of such Blanket Order, the Supplier will pay the Buyer an amount equal to the amount which the Buyer is held liable to compensate the customer; and

(iii)	all other costs reasonably incurred by the Buyer arising from such variation or cancellation of such Blanket Order,

provided that the Supplier shall not have any liability whatsoever pursuant to Clause 5.2.1(ii) or 5.2.1(iii) in the event that any such variation or cancellation is in any way attributable to any Operational Constraints and/or Force Majeure Event affecting the Supplier and/or or the relevant Factory; and

5.2.2	if a variation or cancellation was at the request of the Buyer, the Buyer shall bear and pay to the Supplier on demand:

(i)	the costs of any Supplier Materials which are wasted as a result of the variation or cancellation of such Blanket Order; and

(ii)	all other costs reasonably incurred by the Supplier arising from such variation or cancellation of such Blanket Order,

provided that (a) the Buyer shall not have any liability whatsoever pursuant to Clause 5.2.2(ii) in the event that any such variation or cancellation is in any way attributable to any Force Majeure Event affecting the Supplier and/or or the relevant Factory; and (b) Supplier shall not in any event be liable for the costs of any Buyer Materials which are wasted, or for any claims by a customer of the Buyer against the Buyer for any loss or damage suffered by such customer, as a result of the variation or cancellation of such Blanket Order.

6.	Pricing, Invoicing and Payment

6.1	Unless otherwise agreed by the Parties in writing, the total price payable by the Buyer to the Supplier for each Product purchased by the Buyer under this Agreement shall be the price set out in Column C of Schedule 1, or such other price as may be determined by mutual agreement of the Parties (“Purchase Price”).

6.2	The Purchase Price for each Product is inclusive of:

6.2.1	the costs of any assembly and testing fees incurred by the Supplier in relation to such Product (unless otherwise provided in this Agreement);

6.2.2	the costs of re-testing where such re-testing is required as a result of normal operational issues, assessed by the Supplier;

6.2.3	any and all insurance charges payable under Clauses 12.13 and 20.2;

6.2.4	manpower costs incurred by the Supplier in the packaging of such Product; and

6.2.5	the price of storage/warehousing of such Product.

6.3	The Purchase Price for each Product is exclusive of:

6.3.1	any and all Taxes which may be imposed by any Legal Authority in connection with the sale and purchase of such Product, including withholding tax, goods and services tax and value added tax;

6.3.2	the costs of replacing, reworking, re-screening, re-testing and qualification where such costs are specifically identified in this Agreement;

6.3.3	the costs of any and all materials used in the packaging for such Product;

6.3.4	any and all freight charges incurred by the Buyer in relation to the delivery by the Nominated Freight Forwarder of such Product to overseas destinations; and

6.3.5	any and all licence fees and other charges incidental to the sale and purchase, or transportation and/or export of such Product, including any remittance charges that may be imposed by any bank in relation to any amounts payable in connection with the sale and purchase of such Product, all of which shall be borne by the Buyer solely and if the Supplier has paid for any such amounts, the Buyer shall upon demand forthwith reimburse the Supplier any such amounts.

6.4	The Buyer and Supplier shall cooperate in good faith to reduce the amount of Taxes imposed in connection with the sale and purchase of the Products.

6.5	As at the Commencement Date, the Purchase Price Baseline shall be computed by reference to the total cost incurred by the Buyer for or in connection with the manufacture, assembly, testing, storage and warehousing of the Products, during the period commencing on 1 April 2013 and ending on 30 September 2013.

6.6

In the event that the total amount reflected in the audited accounts for the period from 1 April 2013 to 30 September 2013 exceeds the total amount reflected in the unaudited accounts for such period by more than US$500,000, the Parties will discuss in good faith and use best efforts to reach an agreement on the amount by which the Purchase Price for FY14 shall be increased, to take into account the effect of such difference on the Purchase Price Baseline (“Post-Completion Adjustment”). The Post-Completion Adjustment will be effected within 150 Days after Completion has taken place, or 60 Days after the audited accounts for 2013 are provided to the Supplier, whichever is the later. The Supplier and Buyer shall use best efforts to ensure the Post-Completion Adjustment is effected as soon as reasonably practicable.

6.7	In the event the Supplier discovers that an error or omission has been made in the calculation of the Purchase Price Baseline, the Supplier will, within 150 Days after Completion has taken place or 60 Days after the audited accounts for 2013 are provided to the Supplier, whichever is the later, notify the Buyer, and the Parties will discuss in good faith and use best efforts to reach an agreement on the amount by which the Purchase Price for FY14 shall be adjusted, to take into account the effect of such error or omission on the Purchase Price Baseline (“Baseline Adjustment”).

6.8	In the event that both a Post-Completion Adjustment and a Baseline Adjustment are to be made, the Parties will use reasonable efforts to procure that both adjustments are effected at the same time.

6.9	Upon the receipt of a Purchase Order issued by the Buyer pursuant to Clause 4.15, the Supplier shall invoice the Buyer the aggregate amount of the Purchase Price for each unit of Product to which such Purchase Order relates. Notwithstanding Clause 6.10, the Buyer shall make payment of the sum stated to be due to the Supplier in any invoice of the Supplier within 15 Days from the end of the Month in which that invoice is issued. Payment shall be made in immediately available and freely transferable funds by telegraphic transfer to such account of the Supplier and with such bank as the Supplier may designate from time to time for such purpose, or by such other means as the Supplier and Buyer may hereafter agree.

6.10	In the event that the Buyer disagrees with the amount stated in any invoice issued by the Supplier pursuant to Clause 6.9, the Buyer may, within 14 Days of receiving such invoice:

6.10.1	notify the Supplier in writing, stating the reasons for the disagreement; and

6.10.2	upon such notification, the Parties shall discuss in good faith and use best efforts to amicably resolve such disagreement.

Any such disagreement shall not absolve the Buyer from its obligations to make payment in accordance with Clause 6.9. If the Parties mutually agree that an excess payment had been made to the Supplier, the Supplier shall refund the amount in excess to the Buyer forthwith.

6.11	All payments made under this Agreement shall be made in USD.

6.12	For the avoidance of doubt, the Purchase Price for a Product sample shall be the same as the Purchase Price for such Product.

7.	Design Specifications

7.1	All Products shall be manufactured in accordance with the Design Specifications of each Product, and neither Party may at any time during the Term vary or alter in any manner the prevailing Design Specifications for each Product, unless prior written consent has been given by the other Party. Any such alteration or variation shall be made subject to such terms and conditions as may be mutually agreed between the Parties in writing.

7.2	In the event that the Buyer proposes any variation or alteration to the Design Specifications and the Supplier consents to such proposal, the Supplier shall certify to the Buyer in writing all incremental costs (including any capital expenditure and operational expenditure) incurred for such variation or alteration, and the Buyer will pay the Supplier on demand such costs forthwith.

7.3	In the event that the Supplier proposes any variation or alteration to the Design Specifications and the Buyer consents to such proposal, and such proposal is for purposes other than to achieve cost reduction, all incremental costs (including any capital expenditure and operational expenditure) incurred for the variation or alteration shall be borne by the Supplier.

7.4	In the event that the Supplier proposes any variation or alteration to the Design Specifications and the Buyer consents to such proposal, and such proposal is for the purpose of achieving cost reduction, all incremental costs (including any capital expenditure and operational expenditure) incurred for the variation or alteration shall be borne by the Supplier, save that all costs incurred for product qualifications required (whether by the Buyer or any customer of the Buyer) in relation to any Product which is affected by any such variation or alteration in Design Specifications (if any) shall be borne by the Buyer.

8.	Packaging

8.1	The Supplier shall package the Products to be delivered by the Buyer in accordance with the packaging instructions specified in the Design Specifications, provided that if no such instructions are given in respect of any of the Products, the Supplier shall package such Products:

8.1.1	in cartons or such other containers and with the customary packing material(s); or

8.1.2	in such other manner as the Parties may agree in writing.

8.2	The Supplier may make changes to the materials and/or methods used to package the Products, after prior written consent has been obtained from the Buyer, which consent shall not be unreasonably withheld or delayed.

9.	Delivery, Risk and Title

9.1	All Products sold to the Buyer under this Agreement are on an “EXW (Warehouse)” basis and the provisions of the Incoterms 2010 shall apply (save to the extent inconsistent with this Agreement, in which case the terms of this Agreement shall prevail to the extent of such inconsistency).

9.2	The Supplier shall notify the Buyer as soon as reasonably practicable in the event that any Lot of Products (or part thereof) will be delivered before or after the Delivery Date.

9.3	If the Supplier delivers any Lot of Products (or part thereof) after the Delivery Date, and the delay in the delivery:

9.3.1	is not in any way attributable to any Operational Constraints and/or Force Majeure Event affecting the Supplier and/or the relevant Factory; and

9.3.2	results in the Buyer having to arrange for expedited delivery to any customer(s) of the Buyer in order to avoid a breach of any agreement between the Buyer and such customer in relation to such Lot of Products (or part thereof), the Parties will separately discuss and agree, on a case by case basis, on the apportionment of any such costs incurred for the expedited delivery.

9.4	Without prejudice to Clause 9.3, if the Supplier delivers any Lot of Products (or part thereof) after the Delivery Date, and the delay in the delivery:

9.4.1	arises from any event which is within the reasonable control of both Parties; and

9.4.2	results in any customer(s) of the Buyer bringing a claim against the Buyer for loss or damage suffered by such customer as a result of the Buyer being in breach of the agreement between the Buyer and such customer in relation to the late delivery of such Lot of Products (or part thereof), the Parties shall discuss in good faith the measures to be taken to resolve such claim, and in the event that the Buyer is held liable to compensate such customer, both Parties shall bear in equal proportions the amount which the Buyer is held liable to compensate the customer. The Buyer shall provide the Supplier with satisfactory documentary evidence of the relevant facts referred to above.

9.5	The remedies in Clauses 9.3 and 9.4 constitute the sole and exclusive remedies of the Buyer in the event of any delay in the delivery of any Lot of Products (or part thereof) by the Supplier.

9.6	The risk in and title to the Products delivered shall pass to the Buyer:

9.6.1	if the Buyer inspects the Products pursuant to Clause 11.1, upon completion of such inspection (save that the risk and title to any such Product shall not pass to the Buyer where such Product is rejected by the Buyer in accordance with Clause 11.2); or

9.6.2	if the Buyer does not inspect the Products, when the Products are delivered at the Warehouse.

10.	Supplier Inspection

10.1	Before the Supplier delivers any Lot of Products to a Warehouse pursuant to Clause 9.1, the Supplier shall, at its own cost, carry out an inspection of the Products in such Lot according to such inspection standards and guidelines as may be mutually agreed between the Parties in writing (“Inspection Standards”). The Buyer may send an Authorised Representative to attend such inspection.

10.2	During the Term, the Supplier shall, at the Buyer’s request, provide the Buyer with an inspection report containing the following information in respect of any Lot of Products to be delivered to a Warehouse:

10.2.1	visual inspection results of the inspection carried out by the Supplier pursuant to Clause 10.1;

10.2.2	assembly yield data; and

10.2.3	results of the final test, the components of which are agreed by the Parties (which may, for example, include electrical test yield, failure test number and failure count, bin failure ratio and count, and raw data related to any particular characteristic or function at the Buyer’s request).

10.3	In the event that any of the Products in a Lot are found by the Supplier to not conform to the relevant Inspection Standards, the Supplier shall, at the Supplier’s own cost, promptly inform the Buyer in writing, following which the Supplier shall:

10.3.1	in the event the Supplier receives the Buyer’s approval in writing, suspend the delivery of such Lot of Products;

10.3.2	carry out tests to diagnose the root cause of the non-conformity; and

10.3.3	either:

(i)	carry out such remedial work as may be mutually agreed between the Parties in writing, including performing a re-inspection of any replaced or repaired Products (and in such case, the Supplier shall provide the Buyer with the re-inspection report before such replaced or repaired Products are delivered to the Buyer); and/or

(ii)	if requested by the Buyer, destroy such non-conforming Products, following which the Supplier shall provide the Buyer with written confirmation that all such non-conforming Products have been destroyed.

10.4	Notwithstanding the provisions above, if the non-conformity is found to have been caused whether directly or indirectly by any Buyer Materials or Buyer Equipment provided by the Buyer:

10.4.1	the Supplier shall promptly inform the Buyer in writing; and

10.4.2	the Buyer shall pay the Supplier on demand the cost of all remedial work taken by the Supplier to rectify the non-conformity, including the cost of replacing, and/or reworking, re-screening, re-testing and/or destroying the non-conforming Products.

11.	Buyer Inspection

11.1	The Buyer may inspect the Products forthwith upon delivery at the Warehouse according to the relevant Inspection Standards.

11.2	The Buyer shall not be entitled to reject any Product which has been delivered pursuant to Clause 9.1, unless:

11.2.1	such Product is found to not conform to the relevant Inspection Standards during the inspection carried out by the Buyer pursuant to Clause 11.1; and

11.2.2	the requirements in Clause 11.3 are complied with.

11.3	If the Buyer wishes to reject any Product delivered which has been delivered pursuant to Clause 9.1, the Buyer must comply with the following requirements:

11.3.1	the Buyer shall notify the Supplier in writing of the Buyer’s intention no later than 14 Days from such Product being delivered at the Warehouse; and

11.3.2	the Buyer shall provide the Supplier with the details of the non-conformity.

11.4	In the event that such Products which have been rejected by the Buyer pursuant to Clause 11.2 are found by the Supplier to not conform to the relevant Inspection Standards, the Supplier shall either:

11.4.1	repair such non conforming Products; or

11.4.2	deliver to the Buyer such quantity of Products equal to the quantity of non-conforming Products in substitution for such non-conforming Products,

provided that if the non-conformity is found to have been caused whether directly or indirectly by any Buyer Materials or Buyer Equipment provided by the Buyer, the Buyer shall pay to the Supplier on demand all the costs incurred by the Supplier in carrying out its obligations under this Clause 11.4.

12.	Storage/Warehousing

12.1	Subject to Clause 12.2, the Supplier shall, during the Term, store at each Warehouse all the Products (other than samples of Products) delivered to each such Warehouse pursuant to Clause 9.1, and such Products shall be stored until the Supplier receives a Shipping Information from the Buyer in respect of such Products.

12.2

The storage and/or warehousing services to be provided to the Supplier shall be subject to the Available Storage Capacity at each Warehouse. The Supplier shall use reasonable efforts to reserve Available Storage Capacity based on the prevailing Forecast. In the event that there is insufficient Available Storage Capacity at any Warehouse for the storage of any Products, the Supplier shall not be required to accept any such Products for storage at such Warehouse until there is sufficient Available Storage Capacity at such Warehouse as may be required to store such Products.

12.3	In the event that the Supplier is unable to accept any Products for storage at a Warehouse, the Supplier shall notify the Buyer in writing and the Buyer shall make arrangements to take delivery of such Products at the point when such Products are delivered at such Warehouse.

12.4	For the avoidance of doubt, and subject to the Supplier having used reasonable efforts to reserve Available Storage Capacity based on the prevailing Forecast, in no circumstances shall the Supplier’s inability to store any Products as a result of insufficient Available Storage Capacity at any Warehouse be regarded as a breach of Clause 12.1.

12.5	If the Supplier is of the view that the Available Storage Capacity at any Warehouse is or will likely be insufficient to enable the Supplier to accommodate the storage of the Products which are likely to be manufactured and/or delivered, based on the Buyer’s Projected Requirements in any Forecast:

12.5.1	the Supplier shall notify the Buyer in writing; and

12.5.2	the Buyer shall, at its sole cost and expense, remove such quantities of Products from the Warehouse as may be required by the Supplier, within 2 Days after the date on which the Buyer receives such notification, failing which the Supplier shall be entitled to charge the Buyer a storage fee at such daily rate as the Supplier may notify the Buyer in writing, and all such fees paid to the Supplier under this Clause 12.5 will be excluded from the computation of Eligible Revenue.

12.6	In relation to Products stored at each Warehouse, the Supplier shall:

12.6.1	be entitled to organise and manage such Products and determine the manner and means by which such Products shall be organised and managed, and adopt or utilise such techniques and systems as the Supplier considers appropriate for the purposes of such organisation and management; and

12.6.2	store such Products in accordance with such standards and guidelines as may be mutually agreed between the Parties in writing.

12.7	The Buyer may from time to time during the Term issue a notice to the Supplier in respect of the Products stored at any Warehouse (“Shipping Information”), which shall contain the following information:

12.7.1	the description of each Product to be collected;

12.7.2	the quantity of each such Product to be collected;

12.7.3	the date on which each such Product is to be collected from the Warehouse; and

12.7.4	the identity of the Authorised Representative(s) and/or the Nominated Freight Forwarder who will be collecting such Product, as the case may be,

such Shipping Information to be issued to the Supplier at least 2 Business Days (or 1 Business Day, if the Supplier ascertains that such time period is practicable and consistent with the practices in place at the relevant Factory at the date of Completion) prior to the date on which each such Product is to be collected from the Warehouse. The Supplier shall, on the date of collection stipulated in the Shipping Instruction, hold the relevant Products available for collection by the relevant person(s) identified in the Shipping Instruction at the loading bay of the relevant Warehouse.

12.8	All Products shall be collected at a Warehouse at any time from 8.00a.m. to 11.00p.m. on a Business Day, based on the time zone in which such Warehouse is located. In the event that the Buyer wishes for any Products to be collected outside of such hours, the Supplier shall be entitled to charge the Buyer a fee (in such amount or at such rate as the Supplier may notify the Buyer from time to time). All such fees paid to the Supplier will be excluded from the computation of Eligible Revenue.

12.9	Without prejudice to Clause 12.10, the Parties hereby agree as follows:

12.9.1	in respect of the export of any Products, the Supplier shall be listed as the “exporter on record” of such Products, solely to facilitate the Buyer shipping or exporting the Products from the country in which the relevant Factory is located;

12.9.2	the Supplier shall, at the Buyer’s reasonable request, provide such assistance to the Buyer (or a Nominated Freight Forwarder) as the Supplier deems necessary, for the completion of the documentation required for customs clearance;

12.9.3	the Supplier shall render reasonable co-operation to the Buyer (or the relevant Nominated Freight Forwarder) to facilitate the smooth shipping operation of the Products;

12.9.4	insofar as any export control laws and/or regulations in the country in which the relevant Factory is located apply to the Supplier in its position as the exporter on record, the Supplier shall use best efforts to comply with such laws and/or regulations; and

12.9.5	the Buyer shall indemnify the Supplier against any costs, claims, liabilities and expenses incurred by the Supplier by virtue of the Supplier being listed as the “exporter on record” of the Products.

12.10	Save as expressly set out in Clause 12.9, the Supplier shall be under no obligation to undertake and shall not be responsible for any activities relating to the shipment, freight, carriage, customs clearance, and/or export of any Product.

12.11	For the avoidance of doubt:

12.11.1	the Supplier shall not be liable for any delay in delivery of the Products by any Nominated Freight Forwarder;

12.11.2	the Supplier shall not be responsible for any costs incurred for or in connection with the shipment, freight, carriage and/or export of any Products; and

12.11.3	the Buyer shall bear the costs of all freight forwarding services and any and all insurance taken out in connection with the shipment, freight, carriage and/or export of any Products, and shall make payment of all such costs directly to the Nominated Freight Forwarder or insurer, as the case may be.

12.12	The title to the Products stored at each Warehouse shall remain solely with the Buyer at all times.

12.13	The Supplier shall maintain during the Term, storage insurance for any loss of or damage to the Products stored at each Warehouse in an amount equal to the level of insurance cover in force at such Warehouse at the date of Completion.

12.14	In the event of any increase in the amount of premium payable for the storage insurance maintained by the Supplier pursuant to Clause 12.13, the Purchase Price Baseline of each Product shall be adjusted upwards, and the Supplier shall be entitled to revise the Purchase Price for each such Product to take into account the amount of such adjustment, provided that the Supplier shall notify the Buyer in writing of such revision and the revision shall only take effect 7 Days after the date on which the Buyer receives such notification.

12.15	The Supplier’s aggregate liability for any loss of or damage to any and all Products stored at each Warehouse will be limited to the amount received by the Supplier under any insurance policy maintained by the Supplier pursuant to Clause 12.13 for the relevant incident of loss or damage, provided that:

12.15.1	if the amount received by the Supplier under such insurance policy is less than the amount that would have been received under such insurance policy, but for any wrongful or negligent breach of the terms of such insurance policy, the Supplier shall be liable for the difference between the amount that would have been received but for the Supplier’s wrongful or negligent breach, and the amount actually received by the Supplier (but save as aforesaid, the Supplier’s aggregate liability in connection with any loss of or damage to any and all Products stored at each Warehouse shall be limited to the amount of the proceeds of insurance received by the Supplier from the relevant insurer); and

12.15.2	the Buyer shall upon demand forthwith reimburse the Supplier the amount of the deductible (which amount shall not exceed US$1,000, or such other amount as may be determined by the relevant insurer and notified by the Supplier to the Buyer) under the terms of such insurance policy, where the Supplier has paid for any such amount.

13.	Buyer Materials and Equipment

13.1	The Buyer shall supply to the Supplier, at no charge, the Buyer Materials in such quantities as are sufficient to fulfil each Blanket Order accepted by the Supplier. The Buyer shall ensure that the Buyer Materials are delivered to each Factory specified by the Supplier in good time to enable the Supplier to manufacture the Products required under each Blanket Order accepted by the Supplier.

13.2	The Parties shall mutually agree in writing as to whether any other materials or supplies shall comprise Buyer Materials.

13.3	The Buyer may, from time to time, supply Buyer Equipment to the Supplier at no charge, in which case the Buyer shall notify the Supplier in writing, and arrange for such Buyer Equipment to be delivered to the Supplier. The costs of delivering the Buyer Equipment shall be borne by the Buyer.

13.4	In the event that the Buyer requires the Supplier to procure or install any equipment during the Term, the Buyer shall notify the Supplier in writing, and the Supplier shall provide the Buyer with the specifications and a cost estimate for the purchase of such equipment. The Buyer shall notify the Supplier in writing if the Buyer wishes for the Supplier to purchase such equipment, in which case the Supplier shall procure such equipment at the Buyer’s cost, and such equipment shall be deemed to constitute a part of the “Buyer Equipment” for the purposes of this Agreement.

13.5	The Supplier shall, within 3 Days after it has received delivery of the Buyer Equipment supplied by the Buyer pursuant to Clause 13.3 and/or procured by the Supplier pursuant to Clause 13.4, provide the Buyer with written confirmation of receipt of such Buyer Equipment.

13.6	All Buyer Materials and/or Buyer Equipment shall remain the property of the Buyer to the extent the cost of such Buyer Materials and/or Buyer Equipment is fully borne by the Buyer. The Supplier:

13.6.1	shall not sell, transfer or otherwise dispose of such Buyer Materials and/or Buyer Equipment;

13.6.2	shall not use such Buyer Materials and/or Buyer Equipment other than for the purpose of manufacturing the Products; and

13.6.3	shall provide proper storage conditions for the storage of such Buyer Materials and Buyer Equipment.

13.7	During the Term, the Supplier shall be responsible for and shall bear the costs of the normal maintenance and care of the Buyer Equipment, such maintenance and care to be carried out in accordance with the Buyer’s reasonable instructions and/or any instruction manual containing guidelines on the maintenance and care of such Buyer Equipment, if any. The Supplier shall, upon the Buyer’s request, submit a report describing the result of such maintenance and care.

13.8	The Supplier may make the Buyer Equipment available for the use of any subcontractor, after prior written consent has been obtained from the Buyer, which consent shall not be unreasonably withheld or delayed.

13.9	The Buyer provides no warranty in relation to the Buyer Equipment and the Supplier shall, at its own cost, insure the Buyer Equipment against any reasonably foreseeable damages or loss while such Buyer Equipment is consigned to the Supplier.

13.10	The Supplier shall, at the Buyer’s request, provide the Buyer with a list of Buyer Materials and Buyer Equipment consigned to the Supplier in the form designated by the Buyer.

13.11	In the event that there is any defect or problem with any Buyer Equipment, the Supplier shall, as soon as reasonably practicable, provide the Buyer with a report containing details of such defect or problem. The Parties shall consult with each other and discuss how such defect or problem may be addressed and/or rectified.

13.12	The Buyer may require that the Supplier and/or any of the subcontractors return any Buyer Equipment, in which case the Buyer shall notify the Supplier in writing, and the Supplier shall, as soon as reasonably practicable, arrange for such Buyer Equipment to be returned to the Buyer. The costs of returning the Buyer Equipment shall be borne by the Buyer. The Buyer Equipment shall, subject to normal wear and tear, be returned in reasonable condition and working order.

13.13	The Buyer may require that the Supplier and/or any of the subcontractors dispose of any Buyer Equipment, in which case the Buyer shall notify the Supplier in writing, and the Supplier shall, as soon as reasonably practicable, arrange for such Buyer Equipment to be disposed of. The costs of disposing of the Buyer Equipment shall be borne by the Buyer. The Supplier shall ensure that such Buyer Equipment is disposed of in compliance with applicable Laws, and shall certify in writing to the Buyer that such Buyer Equipment has been so disposed of.

14.	Supplier Materials and Equipment

14.1	During the Term, the Supplier shall procure the Supplier Materials and Supplier Equipment from such vendors, suppliers or manufacturers, as may from time to time be mutually agreed between the Parties in writing. For the avoidance of doubt, the Supplier Materials shall include all materials and supplies procured pursuant to any “Vendor Managed Inventory” arrangement between the Supplier and any vendor, supplier or manufacturer.

14.2	The Supplier may, from time to time, procure the Supplier Materials and Supplier Equipment from alternative vendors, suppliers or manufacturers after prior written consent has been obtained from the Buyer. The Buyer shall not withhold or delay its consent if the Supplier Materials and/or Supplier Equipment which the Supplier proposes to procure from alternative vendors, suppliers or manufacturers are of equivalent quality and functionality, unless the Buyer requires the consent of its customer in connection with such proposal and the Buyer is unable to obtain such customer’s consent notwithstanding the Buyer’s best efforts to obtain such customer’s consent. Any consent given by the Buyer shall not relieve the Supplier of its obligations under this Agreement, including Clauses 17 and 19.

14.3	The Supplier may, from time to time, procure Supplier Materials and/or Supplier Equipment with different specifications (including composition, properties and/or dimensions) from the specifications for such Supplier Materials and/or Supplier Equipment which have been mutually agreed upon in writing between the Parties, after prior written consent has been obtained from the Buyer, which consent shall not be unreasonably withheld or delayed.

14.4	The Supplier will notify the Buyer and obtain the Buyer’s prior written consent, which consent shall not be unreasonably withheld or delayed, before procuring any Long Lead Time Materials necessary to manufacture and supply the Products. The Parties shall discuss in good faith and use best efforts to mutually agree in writing on the terms which shall govern the procurement by the Supplier of any Long Lead Time Materials.

14.5	In the event that the Supplier is for any reason unable to procure any Supplier Materials (including Long Lead Time Materials) and/or Supplier Equipment from such vendors, suppliers or manufacturers engaged, on such terms and conditions in place at the date of Completion, and despite having made reasonable efforts to do so, the Supplier shall notify the Buyer in writing and the Buyer shall:

14.5.1	assist the Supplier to source for and/or qualify alternative vendors, suppliers or manufacturers for such Supplier Materials and/or Supplier Equipment; and

14.5.2	procure such Supplier Materials and/or Supplier Equipment and arrange for such Supplier Materials and/or Supplier Equipment to be delivered to the relevant Factory at such times and in such quantities as may be required by the Supplier to provide the Services.

14.6	The Supplier shall reimburse the Buyer the costs incurred by the Buyer in the procurement of the Supplier Materials and/or Supplier Equipment pursuant to Clause 14.5.2, provided that such costs shall not exceed the costs which the Supplier would otherwise have paid to its vendors, suppliers or manufacturers if the Supplier had procured such Supplier Materials and/or Supplier Equipment pursuant to Clause 14.1 or 14.2.

15.	On-site Visit and Inspection

15.1	On-site Inspection. Subject to Clauses 15.3 and 15.4, the Buyer may send Authorised Representatives during the Term to each of the Factories to inspect and/or audit the following, in order to verify the Supplier’s compliance with its obligations under this Agreement:

15.1.1	the production processes at each of the Factories;

15.1.2	the inventories of the Products, whether finished or unfinished;

15.1.3	the Supplier Materials, Supplier Equipment, Buyer Materials and/or Buyer Equipment; and

15.1.4	the technical and operating records of the Supplier which relate specifically to the manufacture of the Products, provided that the Supplier shall not be required to give the Buyer access to any financial and/or corporate records, or any records which relate to the manufacture of any other products.

15.2	Subject to Clauses 15.3 and 15.4, the Buyer may send Authorised Representatives during the Term to each Warehouse to carry out stock-taking and/or inventory checking.

15.3	The Supplier shall provide reasonable access to each of the Factories for the purposes of any inspection or audit carried out pursuant to Clause 15.1, and/or reasonable access to each of the Warehouses for the purposes of stock-taking and/or inventory checking carried out pursuant to Clause 15.2, provided that such activities are carried out during Business Hours (save where the Parties mutually agree that an emergency event necessitates that aforementioned activities be carried out at shorter notice).

15.4	The Buyer shall provide the Supplier with at least 3 Days’ written notice prior to the date of inspection and/or audit carried out pursuant to Clause 15.1, or the date of stock-taking and/or inventory checking carried out pursuant to Clause 15.2, as the case may be, and such details as may be required by the Supplier, including the expected duration that the Authorised Representatives are expected to remain at the relevant Factory and/or Warehouse. The Buyer shall, and shall ensure that its Authorised Representatives shall, at all times while at the relevant Factory and/or Warehouse:

15.4.1	be accompanied by at least 1 of the Supplier’s employees;

15.4.2	use due care to avoid causing any damage to any property, or any disturbance or inconvenience to the Supplier; and

15.4.3	comply in every respect with such rules and regulations as the Supplier may prescribe from time to time pertaining to the entry by, presence and conduct of such Authorised Representatives at the relevant Factory and/or Warehouse, and the Supplier may deny any Authorised Representative entry to the relevant Factory and/or Warehouse and/or expel any Authorised Representative from the Factory and/or Warehouse if any of the foregoing requirements are not complied with or if such Authorised Representative fails to comply with any request or instructions made or given by the Supplier.

15.5	In the event that the Buyer wishes to send Authorised Representatives during the Term to the premises of any subcontractor engaged by the Supplier pursuant to Clause 16.1 to conduct any inspection and/or audit of the items listed in Clauses 15.1.1 to 15.1.4, the Buyer shall notify the Supplier in writing least 15 Business Days prior to the intended date of such inspection and/or audit (save where the Parties mutually agree that an emergency event necessitates that an inspection and/or audit be carried out at shorter notice). The Supplier shall relay the Buyer’s request to such subcontractor, and will notify the Buyer if such subcontractor is prepared to grant access to the Buyer to such subcontractor’s premises. The Supplier shall use best efforts to procure the consent of such subcontractor to provide the Buyer with the required access to such subcontractor’s premises.

15.6	On-site Visit. The Buyer may, from time to time during the Term, request that the Supplier schedule an on-site visit at each of the Factories for the customers and/or potential customers of the Buyer. The Buyer shall notify the Supplier in writing at least 14 Days before the intended date of such visit, and shall provide the Supplier with such details as may be required by the Supplier, including the identity of all the visitors who will visit the relevant Factory. All on-site visits shall be conducted during Business Hours. The Buyer shall ensure that the visitors shall at all times while at the relevant Factory and/or Warehouse:

15.6.1	be accompanied by at least 1 of the Supplier’s employees;

15.6.2	use due care to avoid causing any damage to any property, or any disturbance or inconvenience to the Supplier; and

15.6.3	comply in every respect with such rules and regulations as the Supplier may prescribe from time to time pertaining to the entry by, presence and conduct of such visitors at the relevant Factory,

and the Supplier may deny any visitor entry to the relevant Factory and/or expel any visitor from the Factory if any of the foregoing requirements are not complied with or if such visitor fails to comply with any request or instructions made or given by the Supplier.

16.	Subcontracting

16.1	The Buyer agrees that the Supplier may subcontract any or all of the Supplier’s obligations under this Agreement (including the manufacture of any and all Products, in whole or in part) to the Singapore Manufacturer, Malaysia Manufacturer and/or Indonesia Manufacturer, without further reference to the Buyer.

16.2	Without prejudice to Clause 16.1, during the Term, the Supplier shall obtain the prior written consent of the Buyer, such consent not to be unreasonably withheld or delayed, in the event that:

16.2.1	the Supplier engages a subcontractor to manufacture any Product in whole or in part; or

16.2.2	the Supplier proposes to engage a different subcontractor from that engaged pursuant to Clause 16.2.1.

16.3	Any consent given by the Buyer pursuant to Clause 16.2 for the engagement of a subcontractor shall not operate to relieve the Supplier of any of its obligations under this Agreement.

16.4	During the Term, the Supplier shall provide the Buyer with such information in relation to any of the subcontractors as the Buyer may reasonably request, provided that the Supplier has access to such information and the relevant subcontractor consents to the Supplier providing the Buyer with such information.

16.5	During the Term, the Supplier shall procure that all subcontractors engaged pursuant to Clause 16.2 shall agree to be bound by the obligations set out in Clauses 35 and 41. In the event that the Supplier becomes aware that any subcontractor has breached any such obligations, the Supplier shall notify both the Buyer and the relevant subcontractor in writing, giving full particulars of the breach, and requiring such subcontractor to remedy such breach:

16.5.1	within 60 Days, with respect to a breach of the obligations set out in Clause 35;

16.5.2	within 30 Days, with respect to a breach of the obligations set out in Clause 41,

failing which the Supplier shall, if so required by Buyer, terminate the engagement of such subcontractor after the Supplier has secured an alternative subcontractor, which is acceptable to the Supplier and the Buyer, in replacement thereof.

17.	Quality Maintenance

17.1	During the Term, the Supplier shall take into consideration any suggestions and/or recommendations made by the Buyer to improve the Supplier’s manufacturing process and maintain the quality of the Products.

17.2	During the Term, the Supplier shall, at the Buyer’s request, provide the Buyer with a report containing the following quality data:

17.2.1	important process control data; and/or

17.2.2	periodic reliability test results.

17.3	The Supplier shall seek the written consent of the Buyer prior to effecting any of the following changes during the Term, which consent shall not be unreasonably withheld or delayed:

17.3.1	the transfer of the manufacture and/or assembly process or any production line to:

(i)	an unqualified site;

(ii)	a qualified site in a country other than Singapore, Malaysia and/or Indonesia; or

(iii)	a qualified site employing separate facilities (including air, DI water, nitrogen, and/or ESD conditions);

17.3.2	a change in the approved process flow sequence (including any removal of or addition to the approved process steps or qualified process parameters); and/or

17.3.3	the following changes to equipment at the Factories:

(i)	additional equipment or change in equipment that uses a different technology;

(ii)	additional equipment, same vendor, same model, used at different site where the equipment/vendor is not qualified; and/or

(iii)	addition of new equipment or change in existing equipment that utilises different process techniques.

17.4	Save as otherwise provided in this Agreement, or unless mutually agreed between the Parties in writing, the Supplier shall not conduct any re-working of the Products.

17.5	During the Term, the Supplier shall establish and maintain the following quality control systems/programs:

17.5.1	a system to monitor any production line failures which may occur in the course of performing its obligations under this Agreement, and shall carry out such root cause analysis as may be necessary in respect of such production line failures;

17.5.2	a process quality system in respect of Supplier Materials to evaluate and/or dispose of materials which are deemed discrepant by the Supplier;

17.5.3	a system designed to improve the quality of the Products (including to correct and prevent the occurrence of any defects of such Products); and

17.5.4	a self-audit program for the Supplier to verify its compliance with its obligations under this Agreement.

17.6	In the event that during the Term, the Buyer’s customers require that any of the Products (which the Parties have agreed are to be used for automotive purposes) satisfy higher quality levels, the Buyer shall notify the Supplier in writing of the quality control and support measures required, and the Supplier shall assess if it is able to comply with such requirements, and the cost of compliance with such requirements. If the Supplier is able to comply with such requirements, the Supplier shall notify the Buyer in writing, and any and all costs incurred by the Supplier in connection with the Supplier’s compliance with such requirements shall be borne by the Buyer. If the Supplier is not able to comply with such requirements, the Supplier will notify the Buyer in writing and state the reasons for its inability to comply.

17.7	If the Supplier agrees pursuant to Clause 17.6 to provide additional quality control and support measures for any Lot of Products, the following response shall apply:

17.7.1	the Buyer shall notify the Supplier of the relevant customer’s requirements (which may include Lot history investigation results and a containment plan for the problem) and the required deadline for such requirements to be fulfilled, and upon the receipt of such notification, the Supplier shall in good faith ascertain if such requirements and deadline are commercially practicable, and:

(i)	in the event the Supplier ascertains that such requirements and deadline are commercially practicable, the Supplier shall fulfil the relevant customer’s requirements within the required deadline; or

(ii)	in the event the Supplier ascertains that such requirements and/or deadline are not commercially practicable, the Supplier shall notify the Buyer in writing, stating the reasons for such ascertainment; and

17.7.2	the Supplier shall provide the final report on root cause analysis and countermeasures taken (including preventive actions) within 5 Business Days after the Supplier receives the relevant samples from the Buyer, provided that the provision of such support is practicable and consistent with the certifications, cost structures and capabilities of each of the respective Factories at the date of Completion.

17.8	Any and all costs incurred in relation to the support provided by the Supplier pursuant to Clauses 17.6 and 17.7 shall be borne solely by the Buyer. The Supplier will render an invoice to the Buyer for the amounts of these costs and the Buyer shall pay the Supplier the amount stated in the invoice within 15 Days from the end of the Month in which that invoice is issued. All such amounts paid to the Supplier under this Clause 17.8 will be excluded from the computation of Eligible Revenue.

17.9	The Supplier shall procure that the Singapore Manufacturer, Indonesia Manufacturer and Malaysia Manufacturer shall keep and maintain, for a period of not less than 1 year (or such longer period as the Parties may mutually agree in writing), all records at their respective Factories relating to the performance of the Supplier’s obligations under this Agreement.

18.	Yield

18.1	If during the Term, the actual yield with respect to any batch of Products on any production line falls below the applicable Yield Threshold for the relevant category/class of such Products, the Supplier shall:

18.1.1	notify the Buyer in writing; and

18.1.2	temporarily suspend the manufacture of that batch of Products to enable the Supplier to carry out tests to diagnose the root cause of the Yield Loss on that batch of Products.

18.2	The Buyer will provide the Supplier with such co-operation as may be requested by the Supplier.

18.3	If the tests carried out pursuant to Clause 18.1.2 demonstrate that the Yield Loss is attributable solely to:

18.3.1	damaged Wafers due to the Supplier’s mishandling of such Wafers;

18.3.2	wrong Wafer map use;

18.3.3	wrong test program use;

18.3.4	defects caused by machine setup issues;

18.3.5	wrong marking; or

18.3.6	wrong material use,

(collectively “Supplier Causes”), the Supplier shall reimburse the Buyer the cost of the wasted Buyer Materials for that portion of Products equal to the Yield Loss.

18.4	If the tests carried out pursuant to Clause 18.1.2 demonstrate that the Yield Loss is attributable to any causes other than any Supplier Causes (“Non-Supplier Causes”), the Buyer will pay the Supplier on demand the manufacturing costs, the cost of all Supplier Materials used in the manufacturing and the cost of any reworking, re-screening and re-testing incurred by the Supplier for that portion of Products equal to the Yield Loss. The Supplier will render an invoice to the Buyer for the amounts of these costs and the Buyer shall make payment of the sum stated to be due to the Supplier in any invoice of the Supplier within 15 Days from the end of the Month in which that invoice is issued.

18.5	If the tests carried out pursuant to Clause 18.1.2 demonstrate that the Yield Loss is partially attributable to Supplier Causes and partially attributable to Non-Supplier Causes, the Supplier will notify the Buyer in writing of the results of such tests and the Parties shall discuss and mutually agree as to the proportion of the Yield Loss attributable to Supplier Causes and the proportion of the Yield Loss attributable to Non-Supplier Causes. The Supplier shall reimburse the Buyer the cost of the wasted Buyer Materials for that portion of Products equal to the Yield Loss attributable to Supplier Causes, and the Buyer will pay the Supplier on demand the manufacturing costs, the cost of all Supplier Materials used in the manufacturing and the cost of any reworking, re-screening and re-testing incurred by the Supplier for that portion of Products equal to the Yield Loss attributable to Non-Supplier Causes.

18.6	Without prejudice to Clause 18.5:

18.6.1	if the amount payable by the Supplier exceeds the amount payable by the Buyer pursuant to Clause 18.5, the Buyer shall not be required to make any payment to the Supplier, and the Supplier shall only be required to make payment of the difference between such amounts; and

18.6.2	if the amount payable by the Buyer exceeds the amount payable by the Supplier pursuant to Clause 18.5, the Supplier shall not be required to make any payment to the Buyer, and the Buyer shall only be required to make payment of the difference between such amounts.

18.7	With respect to any batch of Designated Products on any production line, the Parties hereby agree as follows:

18.7.1	Clauses 18.1 to 18.6 shall not apply to such Designated Products;

18.7.2	the average yield of such Designated Products manufactured (based on historical production records) is substantially less than the Target Yield of such Designated Products manufactured;

18.7.3	in the event that the actual yield of such Designated Products manufactured is equal to or greater than the average yield of such Designated Products:

(i)	the Buyer will pay the Supplier on demand the manufacturing costs, the cost of all Supplier Materials used in the manufacturing and the cost of any reworking, re-screening and re-testing incurred by the Supplier for that portion of Designated Products equal to the Yield Loss; and

(ii)	the Supplier shall have no liability for any and all wasted Buyer Materials for that portion of Designated Products equal to the Yield Loss;

18.7.4	in the event that the actual yield of such Designated Products manufactured is less than the average yield of such Designated Products:

(i)	the Supplier shall notify the Buyer in writing;

(ii)	the Supplier shall temporarily suspend the manufacture of that batch of Designated Products to enable the Supplier to carry out tests to diagnose the root cause of the Yield Loss;

(iii)	the Parties shall discuss and agree, on a case by case basis, on the apportionment of any and all wasted costs incurred for that portion of Designated Products equal to the Yield Loss, save that:

(a)	the Buyer will pay the Supplier on demand the manufacturing costs, the cost of all Supplier Materials used in the manufacturing and the cost of any reworking, re-screening and re-testing incurred by the Supplier; and for that portion of Designated Products equal to the difference between the average yield of such Designated Products manufactured and the Target Yield; and

(b)	the Supplier shall have no liability for any and all wasted Buyer Materials for that portion of Designated Products equal to the difference between the average yield of such Designated Products manufactured and the Target Yield; and

18.7.5	the Parties may mutually agree to adjust the prevailing Purchase Price of any Designated Product, to more accurately reflect the average yield (instead of the Target Yield) in the manufacture of such Designated Product and the associated Yield Loss. The Parties will also discuss if such Designated Product should be removed from its classification as a “Designated Product”.

18.8	In any event, upon the occurrence of any incident of Yield Loss, the Parties shall mutually discuss how to avoid a recurrence of such incident of Yield Loss.

19.	Product Warranty

19.1	The Supplier warrants that each Product supplied to the Buyer conforms to the Design Specifications and is free from defects in workmanship (“Product Warranty”) for the duration of the Warranty Period.

19.2	This Product Warranty provided by the Supplier does not apply to:

19.2.1	any defects in the Products caused directly or indirectly by any Buyer Materials or Buyer Equipment;

19.2.2	any Product which fails, malfunctions or is damaged as a result of improper handling, installation, maintenance, removal, modification or repair by any person other than the Supplier or its subcontractors;

19.2.3	any Product which has been operated or used by any person other than the Supplier or its subcontractors under other than normal and proper conditions; or

19.2.4	any Product which fails, malfunctions or is damaged owing to any defective or erroneous design, drawings, documentation, data, software, information or materials provided by the Buyer (including the Design Specifications but excluding the Supplier Designs if any).

19.3	If the Buyer (or any customer of the Buyer) discovers a Defective Product during the Warranty Period, the following terms shall apply:

19.3.1	the Buyer shall promptly notify the Supplier in writing and submit a request for an RMA Number;

19.3.2	the Buyer shall provide the Supplier with the following information:

(i)	a description of the Defective Product;

(ii)	the serial number of the Defective Product; and

(iii)	a description of the manner in which the Defective Product is in breach of the Product Warranty and any and all alleged defects in the Defective Product, and

19.3.3	upon receipt of the RMA Number (and no earlier), the Buyer shall, within 30 Days of such receipt, at the Buyer’s risk, cost and expense, return such Defective Product properly packed to the Supplier at the address specified by the Supplier for that purpose.

19.4	Unless otherwise agreed by the Parties in writing, the Supplier shall not be required to accept, and shall have no obligation in relation to, any Defective Product in respect of which Clause 19.3 has not been strictly complied with.

19.5	Without prejudice to Clause 20.1, where the notification under Clause 19.3.1 is made during the Warranty Period of the relevant Defective Product, and the Supplier’s inspection indicates that the Defective Product is in breach of the Product Warranty and that the matters stated in Clause 19.2 do not apply, the Supplier shall, at the Supplier’s discretion, either:

19.5.1	replace or repair the Defective Product at the Supplier’s expense; or

19.5.2	refund the Buyer the Purchase Price paid by the Buyer for the Defective Product, as well as the cost of the Buyer Materials used in such Defective Product,

in which case the Supplier shall cease to have any further obligation to the Buyer in relation to such Defective Product.

19.6	Where the notification under Clause 19.3.1 is made after the expiry of the Warranty Period of the relevant Defective Product, or the Supplier’s inspection indicates that the Defective Product is not in breach of the Product Warranty or that any of the matters stated in Clause 19.2 apply, the Supplier shall notify the Buyer and arrange for the Defective Product to be returned to the Buyer, at the Buyer’s risk and expense, following which the Supplier shall cease to have any further obligation to the Buyer in relation to such Defective Product.

19.7	Any Product repaired or replaced (as the case may be) pursuant to Clause 19.5.1 shall be entitled to the Product Warranty for the remainder of the Warranty Period that applied to the original Defective Product.

19.8	Each Party shall bear its own costs incurred for analysing and testing any Defective Product.

19.9	The Supplier shall, at its own expense, re-screen and carry out root cause analysis on the the Defective Products in the following instances:

19.9.1	if the Parties mutually determine and agree that a defect in the Defective Products is not an isolated case; or

19.9.2	when the Buyer’s customers so request and the Parties mutually determine and agree that the cause of the defect in the Defective Products is attributable to the Supplier,

following which the Supplier shall provide the results of its findings to the Buyer in the form separately designated by the Buyer within 5 Business Days.

19.10	Without prejudice to Clause 19.9, in the event of recurring breaches of the Product Warranty of any Product during the Warranty Period of such Product, the Supplier will at its own expense, take such steps as it may consider appropriate to address any defect existing in the manufacturing process which resulted in the breach of the Product Warranty.

20.	Product Liability

20.1	In the event that:

20.1.1	a customer of the Buyer brings a claim against the Buyer for any loss or damage suffered by the Buyer’s customer as a result of any Defective Product;

20.1.2	the Buyer is held liable to compensate the Buyer’s customer; and

20.1.3	the loss or damage suffered by the Buyer’s customer is directly attributable to the Supplier’s breach of the Product Warranty,

the Supplier shall, subject to Clause 20.4, pay the Buyer an amount equal to the amount which the Buyer is held liable to compensate the Buyer’s customer. The Buyer shall provide the Supplier with satisfactory documentary evidence of the relevant facts referred to above.

20.2	The Supplier shall maintain, during the Term and for a period of 5 years thereafter, product liability insurance in the amount of at least US$1 million for death and bodily injury liability and property damage liability. The Buyer shall be named as a co-insured under the policy of insurance.

20.3	In the event of any increase in the amount of premium payable for the product liability insurance maintained by the Supplier pursuant to Clause 20.2 which results in an increase in the Purchase Price Baseline of each Product, the Supplier shall be entitled to revise the Purchase Price for each such Product to take into account the amount of such increase, provided that the Supplier shall notify the Buyer in writing of such revision and the revision shall only take effect 7 Days after the date on which the Buyer receives such notification.

20.4	The Supplier shall have no liability under Clause 20.1 (notwithstanding any breach of the Product Warranty of any Product) unless, and to the extent that, the Supplier has received payment from the insurer under the insurance policy maintained by the Supplier pursuant to Clause 20.2, provided that:

20.4.1	if the amount received under such insurance policy is less than the amount that would have been received under such insurance policy, but for any wrongful or negligent breach by the Supplier of the terms of such insurance policy, the Supplier shall be liable for the difference between the amount that would have been received but for the Supplier’s wrongful or negligent breach, and the amount actually received by the Supplier (but save as aforesaid, the Supplier’s aggregate liability in connection with any Defective Product (whether under Clause 20.1 or otherwise) shall be limited to the amount of the proceeds of insurance received by the Supplier from the relevant insurer); and

20.4.2	the Buyer shall upon demand forthwith reimburse the Supplier the amount of the deductible (which amount shall not exceed US$1,000, or such other amount as may be determined by the relevant insurer and notified by the Supplier to the Buyer) under the terms of such insurance policy, where the Supplier has paid for any such amount.

20.5	The remedies provided for in Clauses 19 and 20 are the sole and exclusive remedies provided by the Supplier in relation to the Products and all implied or statutory warranties and all other warranties implied by Law as to merchantability, quality or fitness for a particular purpose, or otherwise arising from course of dealing or usage of trade or any other express or implied warranties or representations are excluded. The remedies provided for in Clauses 19 and 20 are the Buyer’s sole and exclusive remedies in the event of any breach of the Product Warranty or any loss or damage suffered by any customer of the Buyer in relation to the Products.

21.	Minimum Purchase Commitment and Rebate

21.1	For the purposes of this Agreement, the term “Eligible Revenue”, with respect to any Fiscal Year or other period, means the aggregate of the following amounts:

21.1.1	subject to Clause 21.2.1, the amounts invoiced to the Buyer and paid to the Supplier for the purchase of the Products, including samples of Products, pursuant to this Agreement in relation to such Fiscal Year (or other period as the case may be); and

21.1.2	subject to Clause 21.2.2, the amounts invoiced to the Buyer and paid to the Supplier pursuant to any other agreement which may be made between the Supplier and the Buyer for the manufacture and sale of any other products by the Supplier to the Buyer, and which specifically makes reference to this Agreement, provided that the following amounts shall be excluded from the computation of “Eligible Revenue”:

(i)	any and all premiums paid to the Supplier, including any premiums charged by the Supplier for any Small Order and/or Expedited Order;

(ii)	any and all amounts and/or fees paid to the Supplier pursuant to Clauses 12.8 and/or 17.8;

(iii)	any and all Taxes which may be imposed by any Legal Authority in connection with the sale and purchase of the Products, including withholding tax, goods and services tax and value added tax;

(iv)	any and all amounts relating to the sale of materials, components, supplies and/or equipment;

(v)	any and all insurance and freight charges payable to the Nominated Freight Forwarder in relation to the shipping or transportation of the Products;

(vi)	any and all licence fees payable to the Supplier in relation to the sale and purchase of the Products; and

(vii)	any and all remittance charges that may be imposed by any bank in relation to any amounts payable in connection with the sale and purchase of the Products.

21.2	The Parties hereby agree as follows:

21.2.1	in respect of FY14, the first [***] invoiced to the Buyer and paid to the Supplier (otherwise than in respect of any of the items specified in the proviso to Clause 21.1) shall not count towards the Eligible Revenue in FY14; and

21.2.2	the inclusion of the amounts described in Clause 21.1.2 as “Eligible Revenue” is conditional upon the Parties obtaining SMBC’s written approval in this respect.

21.3	The Buyer agrees and undertakes that the aggregate of the Eligible Revenue over the duration of the Term shall not for any reason whatsoever be less than US$1,045 million.

21.4	Without prejudice to Clause 21.3, the Buyer shall ensure that the Eligible Revenue achieved in each Fiscal Year shall not be less than the Annual Commitment for that Fiscal Year.

21.5	Subject to Clause 21.6, if the Eligible Revenue achieved in any Fiscal Year is less than the Annual Commitment for that Fiscal Year, the Buyer shall pay to the Supplier the Annual Liquidated Damages with respect to that Fiscal Year, provided that such Annual Liquidated Damages shall be the Supplier’s sole and exclusive remedy for the Buyer’s failure to achieve the Annual Commitment for that Fiscal Year.

21.6	Clause 21.5 shall not apply to the extent that any deficit in the Eligible Revenue achieved in any Fiscal Year was caused by the wrongful refusal by the Supplier to accept a Blanket Order in accordance with the terms of this Agreement. For the avoidance of doubt, any refusal by the Supplier to accept a Blanket Order submitted by the Buyer which is in any way attributable to any Operational Constraints shall not be regarded as wrongful.

21.7	In the event that the Eligible Revenue for any Fiscal Year is less than the Annual Commitment for that Fiscal Year, and:

21.7.1	such deficit is attributable to the Supplier’s inability to provide the Services due to any Force Majeure Event affecting the Supplier and/or any Factory; and

21.7.2	such Force Majeure Event is not attributable to any act or omission of the Buyer,

the Parties shall discuss and mutually agree as to whether a proportion of the Annual Commitment may be deferred from that Fiscal Year to be fulfilled by the Buyer in the following Fiscal Year, and if so, the quantum of such proportion, subject nevertheless to SMBC’s prior written consent.

21.8	In the event that the Eligible Revenue for any Fiscal Year meets and/or exceeds the Annual Commitment for that Fiscal Year, the Supplier shall pay the Buyer an Annual Rebate for that Fiscal Year.

21.9	In the event that the Eligible Revenue in each of FY16, FY17 or FY18 is not less than the Annual Commitment for that Fiscal Year, the Supplier shall pay the Buyer a Base Rebate for each such Fiscal Year.

21.10	The Supplier shall pay the Buyer a Tier Rebate for each relevant Fiscal Year in the event that:

21.10.1	the Eligible Revenue in each of FY14, FY15, FY16, FY17 and FY18 exceeds the Annual Commitment for that Fiscal Year; or

21.10.2	the Eligible Revenue in FY19 exceeds [***].

22.	Minimum Interim Purchase Commitment

22.1	The Buyer agrees and undertakes that the Interim Revenue achieved over the duration of any Interim Fiscal Year shall not be less than [***] of the Interim Commitment for that Fiscal Year.

22.2	If for any reason the Interim Revenue achieved in any Interim Fiscal Year is less than the Interim Commitment for that Fiscal Year, and the deficit exceeds [***], the Buyer shall pay the Supplier the Interim Payment for that Fiscal Year.

22.3	Clause 22.2 shall not apply to the extent that any deficit in the Interim Revenue achieved in any Fiscal Year was caused by the wrongful refusal by the Supplier to accept a Blanket Order in accordance with the terms of this Agreement. For the avoidance of doubt, any refusal by the Supplier to accept a Blanket Order submitted by the Buyer which is in any way attributable to any Operational Constraints and/or Force Majeure Event affecting the Supplier and/or any Factory shall not be regarded as wrongful.

22.4	In the event that the Interim Revenue for any Interim Fiscal Year exceeds the Interim Commitment or that Fiscal Year by more than [***], the Buyer shall be entitled to be paid an Interim Rebate for that Fiscal Year.

23.	Computation of Amounts

23.1	The Supplier shall compute the Interim Revenue, Interim Payment and Interim Rebate applicable for the each Interim Fiscal Year in or about September of the relevant Fiscal Year. The Supplier shall provide the Buyer with a written statement setting out the computation of the Interim Revenue, Interim Payment and Interim Rebate (“Interim Statement”).

23.2	The Supplier shall compute the projected Eligible Revenue, Annual Liquidated Damages and Annual Rebate likely to apply to each Fiscal Year (other than FY19) in the month of February of the relevant Fiscal Year. The projected Eligible Revenue will be computed as follows:

23.2.1	in FY14:

(i)	for the period from the preceding June to February – based on invoices rendered by the Supplier to the Buyer; and

(ii)	for the month of March – based on the Buyer’s Projected Requirements in the latest Forecast submitted by the Buyer for the month of March, and

23.2.2	in FY15, FY16, FY17 and FY18:

(i)	for the period from the preceding April to February – based on invoices rendered by the Supplier to the Buyer; and

(ii)	for the month of March – based on the Buyer’s Projected Requirements in the latest Forecast submitted by the Buyer for the month of March, and

23.2.3	the Supplier shall take into account, and give credit for, any sums which had been paid by the Buyer to the Supplier as an Interim Payment, or by the Supplier to the Buyer as an Interim Rebate, in accordance with Clause 24.1.

23.3	The Supplier shall provide the Buyer with a written statement setting out the projected Eligible Revenue, Annual Liquidated Damages and Annual Rebate computed by the Supplier pursuant to Clause 23.2 (“Annual Statement”).

23.4	The Supplier shall compute the Eligible Revenue, Annual Liquidated Damages and Annual Rebate applicable to FY19 following the expiry of FY19. The Supplier’s computation will be based on invoices rendered by the Supplier.

23.5	A final computation of the Eligible Revenue, Annual Liquidated Damages and Annual Rebate will be made within 60 Days after the end of each Fiscal Year to reflect the invoices actually rendered. The Supplier shall provide a written statement to the Buyer setting out the Eligible Revenue, Annual Liquidated Damages and Annual Rebate and the amounts payable by either Party to the other Party (“Final Statement”).

24.	Payment Periods

24.1	The Buyer shall pay the Supplier the sum stated in the Interim Statement as the Interim Payment, or the Supplier shall pay the Buyer the Interim Rebate, as the case may be, within 30 Days after the date such Interim Statement is provided to the Buyer. In the event that the Buyer in good faith disagrees with the Supplier’s computation as set out in the Interim Statement, the Buyer shall forthwith notify the Supplier in writing, stating the reasons for the disagreement, in which case the 30-Day period for payment will be extended to 45 Days. Without prejudice to Clauses 22.2 and 22.4, the Parties shall discuss in good faith and use best efforts to amicably resolve any difference between them in the determination of the Interim Payment or Interim Rebate, as the case may be.

24.2	The Buyer shall pay the Supplier the sum stated in the Annual Statement as the Annual Liquidated Damages, or the Supplier shall pay the Buyer the Annual Rebate, as the case may be, on or about 15 March of each Fiscal Year (other than FY19).

24.3	Notwithstanding Clause 25, any payments to be made pursuant to the Final Statement, including the Annual Liquidated Damages or Annual Rebate payable in relation to FY19, shall be paid by the relevant Party within 30 Days after the date on which the Final Statement is provided to the Buyer.

24.4	All amounts to be paid by a Party shall be paid in immediately available and freely transferrable funds by telegraphic transfer to such account of the other Party and with such bank as the other Party may designate from time to time for such purpose, or by such other means as the Parties may hereafter agree.

24.5	In the event that any Party fails to pay any sum (or any part thereof) which is due and payable by such Party to the other Party under this Agreement, such Party shall pay interest at the rate of 1% per Month, compounded Monthly, on such sum for the period commencing on the date the sum is due and payable until the date of payment.

24.6	Without prejudice to Clause 24.5, if the Buyer fails to pay any sum (or any part thereof) which is due and payable by the Buyer to the Supplier under this Agreement, the Supplier shall be entitled to suspend the provision of the Services and/or withhold delivery of the Products to the Buyer until such sum (or part thereof) has been paid in full to the Supplier, and such suspension and/or withholding shall not be regarded as a breach by the Supplier of its obligations under this Agreement.

25.	Disagreement over Computation

25.1	In the event that the Buyer disagrees with the Supplier’s computation of the Eligible Revenue, Annual Liquidated Damages or Annual Rebate for any Fiscal Year, the Buyer may, within 14 Days of receiving the Final Statement:

25.1.1	notify the Supplier in writing, stating the reasons for the disagreement; and

25.1.2	at its sole cost and expense, appoint an independent auditor of international standing to audit and verify the computation of the Eligible Revenue, Annual Liquidated Damages or Annual Rebate, as the case may be.

25.2	Unless otherwise agreed between the Parties, the independent auditor may be appointed from the following list of firms:

25.2.1	Deloitte Touche Tohmatsu Limited;

25.2.2	PricewaterhouseCoopers;

25.2.3	Ernst & Young; or

25.2.4	KPMG,

provided that the independent auditor is not for the time being an auditor of either of the Parties or providing any consulting services to either of the Parties. The Parties may, from time to time, mutually agree in writing on additional independent auditors to be added to the list.

25.3	The independent auditor shall act as an expert. The independent auditor’s determination will be final and binding upon both Parties.

25.4	In the event that the independent auditor determines that:

25.4.1	the Annual Liquidated Damages payable is less than the amount paid by the Buyer to the Supplier pursuant to the Supplier’s computation, the overpayment by the Buyer shall be reimbursed by the Supplier to the Buyer;

25.4.2	the Annual Liquidated Damages payable exceeds the amount paid by the Buyer to the Supplier pursuant to the Supplier’s computation, the underpayment by the Buyer shall be paid by the Buyer to the Supplier;

25.4.3	the Annual Rebate payable exceeds the amount paid by the Supplier to the Buyer pursuant to the Supplier’s computation, the underpayment by the Supplier shall be paid by the Supplier to the Buyer; and

25.4.4	the Annual Rebate payable is less than the amount paid by the Supplier to the Buyer pursuant to the Supplier’s computation, the overpayment by the Supplier shall be reimbursed by the Buyer to the Supplier.

25.5	Any amounts payable pursuant to Clause 25.4 shall be paid by the relevant Party within 30 Days after the date on which the independent auditor provides his determination to the Parties.

25.6	In the event that, in any Fiscal Year:

25.6.1	the Annual Liquidated Damages payable by the Buyer (pursuant to the independent auditor’s computation) falls short of the amount paid by the Buyer to the Supplier (pursuant to the Supplier’s computation) by more than [***] in that Fiscal Year; or

25.6.2	the Annual Rebate payable by the Supplier (pursuant to the independent auditor’s computation) exceeds the amount paid by the Supplier to the Buyer (pursuant to the Supplier’s computation) by more than [***] in that Fiscal Year, the Supplier shall reimburse the Buyer the costs incurred by the Buyer for the appointment of the independent auditor, provided that such costs shall not exceed a maximum of [***] in that Fiscal Year.

26.	Grossing-up of Payments

26.1	Without prejudice to Clause 6.3, where any payment is made under this Agreement and that sum is subject to:

26.1.1	any Taxes which may be imposed by any Legal Authority, including withholding tax, goods and services tax and value added tax; or

26.1.2	any remittance charges that may be imposed by any bank in relation to the payment of any such sum,

the sum payable shall be increased to such sum as will ensure that after payment of such Taxes, the recipient shall be left with a sum equal to the sum that it would have received in the absence of such Taxes and/or remittance charges.

26.2	Both Parties shall co-operate in good faith to reduce the amount of Taxes imposed on any and all payments made under this Agreement.

27.	No Set-off Except in Certain Circumstances

27.1	Save as expressly provided in this Agreement, all payments payable under this Agreement shall not be subject to any right of set-off, withholding or deduction, unless the Parties expressly agree otherwise in writing.

28.	Cost Management

28.1	During the Term, the Supplier shall apply the following year-on-year reductions to the Purchase Price of each Product at the beginning of each Fiscal Year following FY14:

FY15	[***]
FY16	[***]
FY17	[***]
FY18	[***]

28.2	Prior to the commencement of FY19, the Parties will use reasonable efforts to negotiate and agree on a reduction in the Purchase Price of each Product to be applied for FY19.

28.3	The Buyer shall co-operate with the Supplier to achieve Cost Reduction. In the event that the Buyer’s consent is required for any matter, the Buyer shall not unreasonably withhold or delay consent. The Buyer shall not withhold consent to any proposal of the Supplier unless:

28.3.1	granting its consent to such proposal will lead to a significant reduction in the quality of any Product; or

28.3.2	the Buyer requires the consent of its customer in connection with such proposal and the Buyer is unable to obtain such customer’s consent notwithstanding the Buyer’s best efforts to obtain such customer’s consent.

28.4	If the Supplier is able to achieve an aggregate Cost Reduction for any Fiscal Year which exceeds the total amount of reduction represented by the reductions to the Purchase Price of each Product for such Fiscal Year set out in Clause 28.1, such excess amount of reduction shall be regarded as “Excess Reduction”. The Parties shall discuss and agree on the principles and processes for the measuring and determining of the quantum of Excess Reduction. In the event that the Supplier achieves an Excess Reduction in any Fiscal Year, such Excess Reduction shall be shared equally by the Supplier and the Buyer. The sharing of such Excess Reduction shall be over and above any Annual Rebate and/or Interim Rebate payable by the Supplier to the Buyer.

28.5	The Supplier will provide the Buyer with a written statement setting out the total amount of Excess Reduction (if any) achieved (“Excess Reduction Statement”), as computed by the Supplier pursuant to Clause 28.4.

28.6

In the event that the Buyer disagrees with the Supplier’s computation of the total amount of Excess Reduction achieved by the Supplier in any Fiscal Year, the Buyer may, within 14 Days of receiving the Excess Reduction Statement, at its sole cost and expense, appoint an independent industry expert to determine the amount of Excess Reduction achieved in that Fiscal Year. The independent industry expert to be appointed shall be mutually agreed between the Parties in writing and shall act as an expert. The independent industry expert’s determination will be final and binding upon both Parties. In the event that the independent industry expert determines that the amount of Excess Reduction achieved in that Fiscal Year exceeds the amount computed by the Supplier by more than US$100,000, the Supplier shall reimburse the Buyer the costs incurred by the Supplier for the appointment of the independent industry expert, provided that such costs shall not exceed a maximum of US$75,000 in that Fiscal Year.

29.	Available Capacity

29.1	The Services to be provided to the Buyer shall be based on the Available Capacity of each Factory. The Supplier will provide the Buyer with Monthly updates on the Available Capacity of each Factory.

29.2	If, during the Term, the Buyer wishes for the Supplier to:

29.2.1	develop and/or increase the Available Capacity for any Product; or

29.2.2	install production capability for any new product,

the Buyer shall notify the Supplier in writing and the Parties shall mutually discuss the Buyer’s proposal in good faith. In the event that the Supplier consents to the Buyer’s proposal, the Parties shall agree on the terms to be applied.

29.3	Subject to Clause 29.4, the Supplier will take into account, inter alia, the following considerations when considering the Buyer’s proposal:

29.3.1	the return on investment;

29.3.2	the payback period;

29.3.3	the effect on the Supplier’s earnings before interest, taxes, depreciation and amortization (EBITDA); and

29.3.4	the effect on the Supplier’s earnings before interest and taxes (EBIT).

29.4	For the avoidance of doubt, the Supplier may at its sole discretion provide or withhold its consent to any proposal put forth by the Buyer.

29.5	Without prejudice to Clause 3.6, if the Supplier wishes to permanently decrease the Available Capacity for any Product during the Term, the Supplier shall provide the Buyer with prior notice in writing, and shall take into account any views that the Buyer may convey to the Supplier in respect of the proposed permanent decrease in the Available Capacity for any such Product.

30.	New Product Qualification

30.1	If, during the Term, the Supplier carries out any product development (including any research, development, designing or testing of a new product) pursuant to any request from the Buyer:

30.1.1	product qualification for such new product shall be conducted in accordance with such standards and guidelines as may be mutually agreed between the Parties in writing;

30.1.2	the Supplier shall provide the Buyer with such information as required for the purpose of conducting such product qualification; and

30.1.3	the trial samples for obtaining certification of such product qualification shall be produced in accordance with such product manufacturing process plan as may be mutually agreed between the Parties in writing, provided that the Buyer will pay to the Supplier on demand any and all non-recurring costs for equipment and tooling that is unique to the development of such new product (“Unique Inventory”) which the Supplier is unable to deploy or use in the manufacture of products for its other customers and the costs of the engineering samples in relation to such new product.

30.2	The Supplier will render an invoice to the Buyer for the costs set out in Clause 30.1 and the Buyer shall pay the Supplier the amount stated in the invoice within 15 Days from the end of the Month in which that invoice is issued.

30.3	In the event that the Supplier subsequently deploys or uses the Unique Inventory in the manufacture of products for the Supplier’s other customers during the Term, the Supplier shall reimburse the Buyer the amounts paid by the Buyer to the Supplier with respect to the costs set out in Clause 30.1.

30.4	In the event that a new product is to be manufactured and sold to the Buyer pursuant to Clause 30.1, the terms of this Agreement shall apply to such new product as if it was a “Product” for the purposes of this Agreement, and the Parties shall enter into an addendum to this Agreement for each new product setting out the terms applicable to such new product.

31.	Product Discontinuance

31.1	The Supplier may at any time during the Term discontinue the manufacture and/or assembly of any Product by giving to the Buyer at least:

31.1.1	in respect of each Product which the Parties have agreed is to be used for automotive purposes pursuant to Clause 4.3, [***] advance notice; and

31.1.2	in respect of all other Products, [***] advance notice,

save that in the case of a Product which the Parties have agreed is to be used for automotive purposes, if the Supplier assesses that the production line upon which such Product is being manufactured and/or assembled ceases to be economically viable for the Supplier to continue to operate, the Supplier will notify the Buyer in writing (“Supplier

Notification”) and the Parties will discuss and mutually agree in writing on whether measures may be taken to render the production line viable and/or to transfer the manufacture and/or assembly of such Product to another production line.

31.2	After a Supplier Notification is given pursuant to Clause 31.1, the Supplier may at its sole discretion discontinue the manufacture and/or assembly of the Product used for automotive purposes if the production line upon which such Product is being manufactured continues to be economically non-viable after the expiry of a period of [***] from the date of the Supplier Notification.

31.3	In any event, both Parties will use best efforts to meet and consult with each other on the matters relating to the discontinuance of any Product.

32.	Obsolescence

32.1	During the Term, if the Supplier procures any Supplier Materials based on the Buyer’s Projected Requirements for any Relevant Month of each Forecast (taking into account the permitted threshold of deviation applicable to such Product pursuant to Clause 3.4.1), or to fulfil any Blanket Order that had been accepted by the Supplier pursuant to Clause 4.3, and such Supplier Materials have reached the end of their shelf life without being utilised or otherwise drawn from the Supplier’s inventory for the manufacture of a Product due to:

32.1.1	any variation or cancellation by the Buyer of any Blanket Order which had been accepted by the Supplier;

32.1.2	any deviation in the Buyer’s Projected Requirements for any Product for the Relevant Month of each Forecast exceeding the permitted threshold of deviation applicable to such Product pursuant to Clause 3.4.1; or

32.1.3	any act or omission of the Buyer which results, whether directly or indirectly, in such Supplier Materials remaining unutilised,

(collectively “Obsolete Inventory”), the Supplier shall advise the Buyer in writing of any Obsolete Inventory and shall certify to the Buyer in writing all costs associated with such Obsolete Inventory.

32.2	For the avoidance of doubt, Obsolete Inventory shall also include any and all Long Lead Time Materials procured by the Supplier based on the Buyer’s Projected Requirements for each Month of each Forecast, where such Long Lead Time Materials are procured after obtaining the Buyer’s approval pursuant to Clause 14.3 and which order the Supplier is unable to cancel.

32.3	The Supplier shall in good faith, use reasonable efforts, to the extent practicable to do so, to:

32.3.1	use such Obsolete Inventory for the manufacture of other products; and/or

32.3.2	re-sell such Obsolete Inventory to the original vendors, suppliers or manufacturers or other third party purchasers.

32.4	In the event that the Supplier is able to re-sell the Obsolete Inventory pursuant to Clause 32.3.2, the Supplier shall certify to the Buyer in writing the following amounts:

32.4.1	the cost incurred by the Supplier in purchasing such Obsolete Inventory (“E”);

32.4.2	the amount realised by the Supplier in relation to the re-selling such Obsolete Inventory (“F”); and

32.4.3	all costs incurred by the Supplier in relation to the re-selling of such Obsolete Inventory (“G”),

and the Buyer shall be liable for the sum equal to E – [ F – G].

32.5	In the event that the Supplier is unable to use or re-sell such Obsolete Inventory, the Buyer shall bear the costs incurred by the Supplier in purchasing such Obsolete Inventory and the risk, cost and expense for the disposal of such Obsolete Inventory, provided that the Supplier shall demonstrate that such obsolescence is attributable to the reasons set out in Clause 32.1.

33.	Intellectual Property

33.1	The Supplier shall defend and hold the Buyer, its Affiliates and/or its customers harmless from any claims, losses, liabilities, damages, costs and expenses (including attorneys’ and other professional fees and court costs) incurred due to the actual or alleged infringement of any third party Intellectual Property Rights arising from any design or Design Specifications introduced or proposed by the Supplier and which the Buyer approves for implementation in the manufacturing process (“Supplier Designs”), in relation to any of the Products or any part thereof. For the avoidance of doubt, the Supplier’s indemnity obligation shall not apply where the claim arises solely from the Supplier’s compliance with any design or Design Specifications where introduced or proposed by the Buyer, including any design or Design Specifications already existing as of the date of this Agreement.

33.2	In the event the Products are found to infringe any third party Intellectual Property Rights or the use or sale of the Products is or is likely to be enjoined, and such infringement arises from any Supplier Design, in addition to any other rights or remedies available to the Buyer, the Buyer shall, at the Supplier’s cost and expense and in accordance with the Supplier’s written instruction, promptly take any reasonable measures as directed by the Supplier.

33.3	The Buyer represents and warrants that, as of the Commencement Date, it has no notice (actual, constructive or otherwise) of any third party alleging that any design or Design Specifications in relation to any of the Products or any part thereof, other than Supplier Designs, infringes an Intellectual Property Right belonging to such third party.

33.4	The Buyer shall defend and hold the Supplier harmless from any claims, losses, liabilities, damages, costs and expenses (including attorneys’ and other professional fees and court costs) incurred due to the actual or alleged infringement of any third party Intellectual Property Rights arising from any design or Design Specifications (other than Supplier Designs) in relation to any of the Products or any part thereof.

33.5	In the event the Products are found to infringe any third party Intellectual Property Rights or the use or sale of the Products is or is likely to be enjoined, and such infringement or enjoinment arises from any design or Design Specifications (other than Supplier Designs) in relation to any of the Products or part thereof, in addition to any other rights or remedies available to the Supplier, the Supplier shall, at the Buyer’s cost and expense and in accordance with the Buyer’s written instruction, promptly take any reasonable measures as directed by the Buyer.

33.6	For the avoidance of doubt, the Supplier does not provide any representations or warranties in relation to any part of any design or Design Specifications where such design or Design Specifications are not Supplier Designs.

33.7	Without prejudice to the Supplier’s confidentiality obligations under Clause 41, nothing in this Agreement shall be construed as restricting the Supplier’s ability to:

33.7.1	acquire, develop, manufacture, distribute, offer for sale, sell for itself or enter into licenses with any third party in connection with the development, manufacture and/or distribution of devices similar to the Product or performing the same or similar functions as the Product; or

33.7.2	have others acquire, license, develop, manufacture, distribute, offer for sale, sell for the Supplier or enter into licenses with any third party in connection with the development, manufacture and/or distribution of devices similar to the Product or performing the same or similar functions as the Product.

33.8	Nothing in this Agreement shall be construed as granting either Party any Intellectual Property Rights owned by the other Party.

34.	Compliance with Law

The Parties shall, in the performance of this Agreement and the Blanket Orders, comply with all applicable Laws which may now or hereafter govern performance hereunder, including ensuring that each of their respective relationships with any relevant Legal Authority in relation to this Agreement shall be conducted appropriately at all times and no bribes or political donations shall be offered or made to such Legal Authority to retain business.

35.	Corporate Social Responsibility

35.1	The Supplier assures that the Supplier and its subcontractors will, in the course of performing the Services, comply with the following human rights policies:

35.1.1	respect the basic human rights of its employees and work to ensure equal employment opportunities;

35.1.2	tolerate no discrimination toward employees or others in speech or conduct, based on gender, age, nationality, race, ethnicity, creed, religion, social status, physical or mental disability or any other legally protected status;

35.1.3	not employ any persons against their will or use child labor;

35.1.4	comply with applicable Laws of the countries and regions in which they conduct business regarding employment conditions, including wages and working hours;

35.1.5	respect the privacy of each employee based on the full recognition that individuals are different and have different values;

35.1.6	strive to create a safe and pleasant workplace by avoiding speech or conduct that violates human rights, such as defamation, insults, sexual harassment or violent acts;

35.1.7	give due consideration to the health of their employees and maintain a comfortable workplace that meets all applicable safety standards; and

35.1.8	strive to foster good relations with their employees by providing them with relevant information and listening to their opinions with sincerity;

provided that and to the extent that such policies are practicable and consistent with the policies in place at each and all of the Factories at the date of Completion. In the event that the Supplier fails to comply with any of the human rights policies set out in this Clause 35.1, the Parties shall (if so requested by the Buyer in writing) mutually discuss how to avoid a recurrence of such failure.

35.2	The Supplier shall, in the course of performing the Services, comply with the following environmental protection policies:

35.2.1	reduction of pollution, waste, material loss and other materials with undesirable environmental effects, as well as the conservation of energy and resources, and recycling, thereby minimizing the impact of its business operations on the global environment and promoting other environmental conservation efforts,

35.2.2	establish, operate and maintain an environment management system which is approved by its duly authorized managers;

35.2.3	provide the Buyer in writing a list of materials and chemical substances which have a materially adverse impact on the environment (“Rank Guideline”), and shall strive to ensure that the Products do not contain the materials or substances classified as “Prohibited Substances” under the Rank Guideline, and are not manufactured via a process involving such “Prohibited Substances”;

35.2.4	comply with, and ensure that its subcontractors comply with, all applicable environmental rules and regulations; and

35.2.5	in the event the Supplier discovers a breach by the Supplier or any of its subcontractors of any environmental protection policy described in this Clause 35.2, the Supplier shall take such corrective measures as it considers appropriate and shall notify the Buyer if such breach cannot be remedied within 60 Days, provided that and to the extent that such policies are practicable and consistent with the policies in place at each and all of the Factories at the date of Completion.

35.3	Notwithstanding anything in this Clause 35, a breach by the Supplier of Clause 35.1 and/or Clause 35.2 shall not be regarded as a breach of this Agreement, and shall not entitle the Buyer to terminate the Term or this Agreement or to claim for any loss and/or damage suffered in respect thereof.

36.	Exclusion and Limitation of Liability

36.1	Subject to Clauses 37.1 and 20, neither Party shall be liable to the other Party for any incidental, consequential, special and punitive damages, or for any damages resulting from loss or interruption of business, lost data or lost profits, arising out of or relating to this Agreement, whether liability is based on contract, breach of warranty (express, implied or otherwise) or otherwise and whether asserted in contract, tort (including negligence and strict product liability) or otherwise, and irrespective of whether the Parties have advised or been advised of the possibility of any such damages.

36.2	Notwithstanding any term in this Agreement, the Supplier’s aggregate liability to the Buyer in any Fiscal Year under or relating to this Agreement (including any liability of the Supplier arising in respect of any variation or cancellation of a Blanket Order) shall not in any event exceed [***]. This Clause 36.2 does not apply in respect of:

36.2.1	any liability of the Supplier to the Buyer in relation to any breach by the Supplier of its obligations under Clause 12, which liability shall be determined by reference to the express provisions of Clause 12;

36.2.2	any liability of the Supplier to the Buyer in relation to any breach by the Supplier of its obligations under Clause 20, which liability shall be determined by reference to the express provisions of Clause 20; and

36.2.3	the Termination Costs to be borne by the Supplier pursuant to Clause 38.9.7.

36.3	Except as expressly provided to the contrary in this Agreement, all terms, conditions, warranties, undertakings, inducements or representations whether express, implied, statutory or otherwise relating in any way to the Products or to this Agreement are excluded.

37.	Indemnities

37.1	Subject to Clause 20, the Buyer shall indemnify, defend and hold harmless the Supplier against all claims, liabilities, expenses, costs, loss or damage of whatever nature (including legal costs on a full indemnity basis incurred by the Supplier) brought against, suffered or incurred by the Supplier arising out of or in connection with:

37.1.1	any death of and injury to any person, any loss of or damage to any property, and/or any other claim whatsoever, caused directly or indirectly by any of the Products, or the use, possession or ownership thereof by any person;

37.1.2	any death of and injury to any person, any loss of or damage to any property, and/or any other claim whatsoever, caused directly or indirectly by the Buyer Materials or the Buyer Equipment, or the use, possession or ownership thereof by any person; and/or

37.1.3	any loss of or damage to any property at any Factory and/or Warehouse caused by any agent, nominee, contractor, customer or potential customer of the Buyer during:

(i)	the collection of Products pursuant to Clause 12.8;

(ii)	the conducting of any stock-taking and/or inventory checking pursuant to Clause 15.2;

(iii)	the conducting of any inspection and/or audit pursuant to Clause 15.1; or

(iv)	any on-site visit pursuant to Clause 15.6.

37.2	Nothing in this Agreement shall be construed as limiting or excluding the liability of the Supplier for any death or personal injury resulting from the negligence of the Supplier.

38.	Duration and Termination

38.1	The “Term” shall be the period commencing on the Commencement Date and ending on the End Date, unless terminated earlier by either Party in accordance with this Clause 38. Neither Party may terminate the Term or this Agreement except in accordance with this Clause 38. The Parties may mutually agree in writing to extend the Term beyond 30 June 2019, in which case the Term shall continue in force until such date as may be agreed by the Parties.

38.2	Either Party shall be entitled to terminate the Term in the event that the other Party becomes insolvent or is placed under judicial management (or the equivalent under the laws of Japan).

38.3	Without prejudice to Clause 24.5, in the event that a sum not less than US$1 million has accrued due and payable by the Buyer to the Supplier and remains unpaid for a period of 10 Days, the Supplier shall notify the Buyer in writing and the Parties shall discuss in good faith and use best efforts to amicably resolve the matter. If the Parties are unable to agree on a resolution of the matter within 60 Days after the receipt of written notice from the Supplier, the Supplier shall be entitled to terminate the Term immediately by written notice to the Buyer.

38.4	In the event of a material breach of the Supplier’s obligations under Clause 31 with respect to the discontinuance of the manufacture of a Product, the Buyer shall notify the Supplier in writing, giving full particulars of the breach and requiring it to be remedied. If the Supplier fails to remedy the breach in question within 60 Days after the receipt of written notice, the Buyer shall be entitled to terminate the Term by written notice to the Supplier.

38.5	In the event that the Supplier wrongfully fails to deliver at least 50% of the total orders (including orders under all Blanket Orders) for a Month, for at least 3 consecutive Months, the Buyer shall notify the Supplier in writing, giving full particulars of the breach and requiring it to be remedied. The Parties shall discuss in good faith and use best efforts to amicably resolve the matter. If the Parties are unable to agree on a resolution of the matter within 60 Days after the receipt of written notice from the Buyer, the Buyer shall be entitled to terminate the Term by written notice to the Supplier.

38.6	For the purpose of Clause 38.5, the Supplier may be regarded to have wrongfully failed to deliver a Product if:

38.6.1	the Supplier fails to deliver the Product within 2 Days of the Delivery Date; and

38.6.2	such failure is not excusable by any special circumstances, or the Supplier does not have a reasonable excuse for such failure,

provided that in no circumstances shall the Supplier be regarded as having wrongfully failed to deliver a Product if such failure is in any way attributable to any Operational Constraints and/or Force Majeure Event affecting the Supplier and/or the relevant Factory.

38.7	The termination of the Term shall not affect any accrued rights, obligations and liabilities of either Party (including any obligations to make payment of any amounts due). The rights to terminate the Term given by this Clause 38 shall not prejudice any other right or remedy of either Party in respect of the breach concerned (if any) or any other breach.

38.8	If the Term is terminated by the Supplier pursuant to Clause 38.2 or 38.3:

38.8.1	the Supplier may, at its sole discretion, continue to manufacture and/or deliver to the Buyer any Products ordered under any outstanding Blanket Order which had been accepted by the Supplier prior to such termination (and the terms of this Agreement shall continue to apply in respect of such outstanding Blanket Order);

38.8.2	the Supplier shall, save as provided at Clause 38.8.1, cease to manufacture and/or deliver all Products for sale to the Buyer;

38.8.3	the Buyer shall, at its sole cost and expense, ensure that all the Products stored for the time being at any Warehouse shall be removed from such Warehouse within 30 Days (and Clause 12 shall continue to apply in respect of such Products until such Products are removed), failing which the Supplier shall be entitled to charge the Buyer a storage fee at such daily rate as the Supplier may notify the Buyer in writing;

38.8.4	the Buyer shall pay the Supplier as liquidated damages, an amount equal to 50% of the Annual Commitment for each Fiscal Year remaining in the period up to and including FY19, pro-rated for any incomplete Fiscal Year;

38.8.5	in the event that:

(i)	any of the Supplier’s subcontractors brings a claim against the Supplier for loss or damage suffered by such subcontractor as a result of the Supplier’s termination of the Term;

(ii)	the Supplier is held liable to compensate such subcontractor; and

(iii)	the loss or damage suffered by such subcontractor is directly attributable to the Supplier’s termination of the Term,

the Buyer will pay the Supplier an amount equal to the amount which the Supplier is held liable to compensate such subcontractor (and the Supplier shall provide the Buyer with satisfactory documentary evidence of the relevant facts referred to above);

38.8.6	the Buyer will be liable for the cost of all materials which the Supplier has procured based on the Buyer’s Projected Requirements for any Relevant Month of each Forecast (taking into account the permitted threshold of deviation applicable to such Product pursuant to Clause 3.4.2), and/or to fulfil any Blanket Order that had been accepted by the Supplier pursuant to Clause 4.4 (including any Supplier Materials and Long Lead Time Materials), and which order the Supplier is unable to cancel;

38.8.7	the Parties shall, within 60 Days after the Term is terminated, return to the other Party any and all Confidential Information (including its copies) received from the other Party (including its Affiliates and customers, as the case may be); and

38.8.8	the Supplier shall, at the Buyer’s sole cost and expense, return to the Buyer any and all Buyer Materials and/or Buyer Equipment.

38.9	If the Term is terminated by the Buyer pursuant to Clause 38.2, 38.4 or 38.5:

38.9.1	the Supplier shall, unless otherwise directed by the Buyer, continue to manufacture and/or deliver to the Buyer any Products ordered under any outstanding Blanket Order accepted by the Supplier prior to such termination and, if so, the Buyer shall pay to the Supplier the Purchase Price in relation to such Products (and the terms of this Agreement shall continue to apply in respect of such outstanding Blanket Order);

38.9.2	the Supplier shall, save as provided at Clause 38.9.1, cease to manufacture and/or deliver all Products for sale to the Buyer;

38.9.3	the Buyer shall, at its sole cost and expense, ensure that all the Products stored for the time being at any Warehouse shall be removed from such Warehouse within 30 Days (and Clause 12 shall continue to apply in respect of such Products until the Products are removed), failing which the Supplier shall be entitled to charge the Buyer a storage fee at such daily rate as the Supplier may notify the Buyer in writing;

38.9.4	the Supplier shall, at its own cost and expense, return to the Buyer all unused Buyer Materials and/or Buyer Equipment;

38.9.5	the Buyer will in good faith, use best efforts to procure that all materials which the Supplier has procured based on the Buyer’s Projected Requirements for any Relevant Month of each Forecast (taking into account the permitted threshold of deviation applicable to such Product pursuant to Clause 3.4.1), and/or to fulfil any Blanket Order that had been accepted by the Supplier pursuant to Clause 4.3 (including any Supplier Materials and Long Lead Time Materials but excluding any Wafers), and which order the Supplier is unable to cancel, be repurchased by a third party, or deployed or used in the future manufacture of the Buyer’s products, provided that such materials are suitable for repurchase and/or redeployment, and any amount received by the Buyer pursuant to such repurchase or deployment shall be paid to the Supplier;

38.9.6	the Parties shall, within 60 Days after the Term is terminated, return to the other Party any and all Confidential Information (including its copies) received from the other Party (including its Affiliates and customers, as the case may be); and

38.9.7	the Supplier shall bear the following costs incurred by the Buyer during the remainder of the Term (“Termination Costs”):

(i)	the incremental costs, if any, necessarily and unavoidably incurred by the Buyer for the manufacture of the Products by alternative contract manufacturers; and

(ii)	in the event that a customer of the Buyer brings a claim against the Buyer for loss or damage suffered by such customer as a result of the Buyer’s termination of the Term, and the Buyer is held liable to compensate such customer, and the loss or damage suffered by such customer is directly attributable to the Buyer’s termination of the Term, the Supplier will pay the Buyer an amount equal to the amount which the Buyer is held liable to compensate such customer, save that the aggregate Termination Costs borne by the Supplier shall not in any event exceed [***]. The Buyer shall provide the Supplier with satisfactory documentary evidence of the relevant facts referred to above.

38.10	The Buyer shall co-operate with the Supplier and use commercially reasonable efforts to minimise the amount of Termination Costs incurred by the Buyer, including taking steps to ensure the extent of claims brought by the customers of the Buyer referenced in Clause 38.9.7(ii) are kept to a minimum.

38.11	Without prejudice to Clauses 38.8 and 38.9, upon the expiry of the Term:

38.11.1	the Supplier shall continue to manufacture and/or deliver to the Buyer any Products ordered under any outstanding Blanket Order which had been accepted by the Supplier prior to such termination (and the terms of this Agreement shall continue to apply in respect of such outstanding Blanket Order);

38.11.2	the Supplier shall, save as provided at Clause 38.11.1, cease to manufacture and/or deliver all Products for sale to the Buyer;

38.11.3	the Buyer shall, at its sole cost and expense, ensure that all the Products stored for the time being at any Warehouse shall be removed from such Warehouse within 30 Days (and Clause 12 shall continue to apply in respect of such Products until such Products are removed), failing which the Supplier shall be entitled to charge the Buyer a storage fee at such daily rate as the Supplier may notify the Buyer in writing;

38.11.4	the Buyer will be liable for the cost of all materials which the Supplier has procured based on the Buyer’s Projected Requirements for any Relevant Month of each Forecast (taking into account the permitted threshold of deviation applicable to such Product pursuant to Clause 3.4.2), and/or to fulfil any Blanket Order that had been accepted by the Supplier pursuant to Clause 4.4 (including any Supplier Materials, Long Lead Time Materials and Wafers), and which order the Supplier is unable to cancel, provided that the Supplier shall use best efforts to minimise the amount of such excess materials;

38.11.5	the Parties shall, within 60 Days after the expiry of the Term, return to the other Party any and all Confidential Information (including its copies) received from the other Party (including its Affiliates and customers, as the case may be); and

38.11.6	the Supplier shall, at the Buyer’s sole cost and expense, return to the Buyer any and all Buyer Materials and/or Buyer Equipment.

38.12	Upon the termination or expiry of the Term for any reason, the Supplier shall make a final computation of all sums due from one Party to the other Party, and all such sums computed shall be paid to the Party to which each such sum is owed within 30 Days from the day such final computation is made.

39.	Permanent Establishment Tax Risk

39.1	The Buyer acknowledges that the Supplier had provided the Buyer with a copy of the report dated 31 March 2014 issued by PricewaterhouseCoopers (“PWC Report”), which addresses, inter alia, the permanent establishment consideration in Indonesia.

39.2	In carrying out the Buyer’s obligations under Clause 13 in Indonesia, the Buyer shall take into account and comply with all the recommendations and guidelines set out in the PWC Report to avoid being regarded as having a permanent establishment in Indonesia (“Relevant Recommendations”).

39.3	If, notwithstanding that the Buyer had complied with all the Relevant Recommendations, the Indonesian tax authorities determine that the Buyer has a permanent establishment in Indonesia, the Supplier will bear the Taxes incurred by the Buyer by reason of the Buyer having a permanent establishment in Indonesia.

39.4	Notwithstanding Clause 39.3, the Supplier shall have no liability whatsoever to the Buyer (whether for Taxes or otherwise) if the Buyer had omitted for any reason to comply with any of the Relevant Recommendations (or any other guidelines and/or recommendations which may be given by PricewaterhouseCoopers or the Supplier).

39.5	If the Buyer is determined by the Indonesian tax authorities to have a permanent establishment in Indonesia:

39.5.1	the Buyer must take all steps as may be available to the Buyer to minimise the quantum of the Taxes which may thereby be incurred by the Buyer (and the Supplier shall have no liability to the Buyer for any Tax (or part thereof) which the Buyer could have minimised or avoided; and

39.5.2	the Parties shall discuss and mutually agree on a solution to avoid or reduce future Tax liability.

40.	Force Majeure

40.1	Neither Party shall be liable to the other Party or be deemed to be in breach of this Agreement by reason of any delay in performing or observing, or any failure to perform or observe, any of its obligations under this Agreement, if the delay or failure was due to a Force Majeure Event, provided that the Party affected (“Affected Party”) shall:

40.1.1	immediately serve on the other Party written notice thereof specifying the particulars of the Force Majeure Event, the extent to which the Affected Party is unable to discharge or perform its obligations, the reasons for the inability of the Affected Party to perform or discharge its obligations and estimated period during which the Affected Party is unable to perform and discharge its obligations; and

40.1.2	promptly take and continue to take all action within its powers to minimise the duration and effect of the Force Majeure Event on the Affected Party.

40.2	This Clause 39 does not and shall not apply to a Party’s payment obligations under this Agreement.

41.	Confidentiality

41.1	Each Party (“Receiving Party”) shall treat as confidential the Confidential Information of the other Party (“Disclosing Party”) and, save as expressly provided under this Agreement, shall not use any Confidential Information, or divulge any Confidential Information to any person (except to its own directors, officers, employees, consultants, advisers, agents or subcontractors, and strictly on a “need to know” basis only (collectively, “Representatives”, and each a “Representative”)) without the Disclosing Party’s prior written consent. The Receiving Party shall ensure and procure that its Representatives are aware of and comply with the provisions of this Clause 41. The Receiving Party shall take reasonable precautions in dealing with any Confidential Information of the Disclosing Party and shall establish and maintain reasonable security measures and procedures to provide for the safe custody of such Confidential Information and to prevent unauthorised access thereto or use thereof. The Receiving Party shall notify the Disclosing Party if it suspects, or becomes aware of, any unauthorised use, storage, copying or disclosure of any Confidential Information, and shall use best efforts to co-operate with any investigations that may be conducted by the Disclosing Party.

41.2	For the purposes of Clause 41.1, Confidential Information shall not include:

41.2.1	information which was, prior to the date of disclosure hereunder, rightfully in the possession of the Receiving Party either without limitation on disclosure to others or subsequently becoming free of such limitation;

41.2.2	information which was at the time of disclosure, or thereafter becomes, part of the public domain other than as a result of the Receiving Party’s breach of this Agreement; and

41.2.3	information that was independently developed by the Receiving Party or any of its Representatives, whether on their own or jointly with a third party or third parties, without reliance on or reference to any of the Confidential Information.

41.3	Clause 41.1 shall not apply to the extent of any disclosure required by Law, or any Legal Authority or stock exchange having jurisdiction over such Party or person in order to comply with any official directive or guideline, whether or not having the force of Law, provided that the Receiving Party shall, if it is so permitted, notify the Disclosing Party in writing as soon as reasonably practicable upon becoming aware of any such required disclosure.

41.4

Without prejudice to Clauses 38.8.7 and 38.9.6 and 38.11.5, the Receiving Party shall and shall procure that its Representatives shall, upon receipt of a written request from the Disclosing Party at any time, promptly deliver up to the Disclosing Party or destroy all documents, papers and property belonging to the Disclosing Party and/or containing the Confidential Information, which may be in the possession or under the control of the Receiving Party or its Representatives, as the case may be, and the Receiving Party shall provide the Disclosing Party with written confirmation that all such documents, papers and property have been delivered to the Disclosing Party or destroyed (as the case may be) in accordance with this Clause 41.4.

41.5	Without prejudice to Clause 41.1, the Buyer hereby consents to the Supplier disclosing the terms of this Agreement (and all matters arising in connection with this Agreement) to SMBC, the secured parties in respect of the Banker’s Guarantee Facility, and their affiliates and representatives.

41.6	The obligations contained in this Clause 41 shall expire 3 years after the termination or expiry of the Term.

41.7	The Receiving Party acknowledges that:

41.7.1	the Disclosing Party makes no warranty or representation as to the accuracy or completeness of any and all of the Confidential Information disclosed to the Receiving Party;

41.7.2	the Confidential Information is the property of the Disclosing Party and this Clause 41 does not convey any proprietary or other interest in the Confidential Information to the Receiving Party or any of its Representatives;

41.7.3	disclosure of Confidential Information in breach of this Clause 41 could cause considerable commercial and financial detriment to the Disclosing Party; and

41.7.4	damages may be inadequate compensation for breach of this Clause 41 and, subject to the court’s discretion, the Disclosing Party may seek to restrain by an injunction or similar remedy, any conduct or threatened conduct which is or would be a breach of this Clause 41.

42.	Authority to Perform this Agreement

The Supplier warrants that the Supplier has the necessary licenses and/or permits required to perform its obligations under this Agreement, save that the Supplier provides no warranties in relation to any and all licenses and/or permits which are provided or required to be provided by the Buyer.

43.	Assignment

43.1	This Agreement shall be binding upon and enure to the benefit of each Party and its successors and permitted assigns. Neither Party to this Agreement shall (not shall it purport to) assign, transfer charge or otherwise deal with all or any of its rights, benefits and obligations under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

43.2	Without prejudice to Clause 43.1, the Buyer hereby agrees that the Supplier may assign, novate or otherwise transfer (and shall provide the Supplier prior written notice of the same) all or any of its rights and obligations under this Agreement by way of security in respect of its obligations under the Banker’s Guarantee Facility, and the assignee of such right(s) may, upon such security becoming enforceable, enforce the same without the consent of the Buyer.

43.3	Without prejudice to Clause 43.1, no assignment, whether or not permitted by this Agreement or consented to, shall relieve or discharge the assignor of any and all its obligations and liabilities hereunder notwithstanding any voluntary assumption by the assignee of such obligations and liabilities.

44.	Waiver, Remedies and Amendments

44.1	No failure on the part of either Party to exercise, and no delay on its part in exercising, any right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any other rights or remedies (whether provided by Law or otherwise).

44.2	Any provision of this Agreement may be amended, varied or supplemented only if the Parties so agree in writing and any provision or breach of any provision of this Agreement may be waived only if the Supplier or the Buyer (as the case may be) so agrees in writing. Any waiver or consent given by the relevant Party under any provision of this Agreement must also be in writing. Any such waiver or consent may be given subject to any conditions thought fit by the party giving such waiver or consent and shall be effective only in the instance and for the purpose for which it is given.

45.	Partnership

The Parties shall not by virtue of this Agreement be deemed to be a partner or agent of each other nor shall anything herein contained be construed as creating a partnership, joint association or trust, it being agreed that each Party will be responsible only for its obligations under this Agreement and neither Party shall be authorised to represent or bind the other to any other person.

46.	Counterparts

This Agreement may be entered into in any number of counterparts, all of which taken together shall constitute one and the same instrument. Either Party may enter into this Agreement by signing any such counterpart.

47.	Entire Agreement

This Agreement supersedes and cancels all previous agreements, warranties and undertakings whether oral or written, express or implied, given or made by or between the Parties, and constitutes the entire agreement between the Parties in respect of the matters set out herein, and no other terms and conditions shall be included or implied.

48.	Illegality and Severability

In case any provision in this Agreement shall be, or at any time shall become invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not in any way affect or impair any other provision of this Agreement but this Agreement shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein.

49.	Costs

Save as otherwise provided in this Agreement, each Party shall bear its own costs and expenses (including those of its professional advisers) in connection with the preparation, negotiation and execution of this Agreement.

50.	Communications

All notices, demands or other communication required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by prepaid post with recorded delivery, by facsimile transmission or by electronic mail transmission addressed to the intended recipient thereof at its address or its electronic mail address set out hereunder (or to such other address or electronic mail transmission address as a Party may from time to time duly notify the other in writing). Any such notice, demand or communication shall be deemed to have been duly served (if delivered personally, given or made by electronic mail transmission) immediately or (if given or made by letter) 48 hours after posting or (if made or given to or from an address outside the recipient’s country) 10 Days after posting and in proving the same it shall be sufficient to show that personal delivery was made or that the envelope containing such notice was properly addressed as a prepaid delivery letter or that the electronic mail transmission was properly addressed and despatched.

To the Supplier:

UTAC Manufacturing Services Pte. Ltd.

Address	:	5 Serangoon North Avenue 5, Singapore 554916

Attention	:	The General Counsel

Email address	:	-

To the Buyer:

Panasonic Corporation

Address	:	1 Kotari-yakemachi, Nagaokakyo City, Kyoto 617-8520, Japan

Attention	:	SCM Group Manager

Email address	:

51.	Dispute Resolution

51.1	The Parties shall attempt to resolve any and all disputes arising out of or in connection with the Agreement, including any question regarding its existence, validity or termination, through amicable negotiations in good faith and by reasonable and appropriate means by referring the dispute to their respective Chief Executive Officers or a member of senior management (“Officer”). Each Party shall procure that its Officer shall negotiate in good faith with the other Officer with a view to achieve resolution of such dispute. If a resolution of such dispute is not agreed upon within 90 Days (or such longer period as the Officers may agree) from the date of the referral to the Officers, the Parties shall immediately refer the matter to the Singapore Mediation Centre (“SMC”) for mediation in accordance with the rules of the SMC. The Parties agree to co-operate fully with the mediator to provide such assistance as necessary and to bear equally among them the fees and expenses of the mediation. If a resolution of such dispute is not resolved by mediation within 90 Days (or such longer period as the Officers may agree) from the last Day of the 90-Day period (or such longer period as the Officers may agree) in relation to the referral to the Officers, any Party may submit the dispute to arbitration in accordance with the procedure set out below.

51.2	Unless otherwise agreed and subject to compliance with the procedure for amicable negotiations in good faith and mediation set out in Clause 51.1, any dispute arising out of or in connection with the Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration in Singapore in accordance with the Arbitration Rules of the Singapore International Arbitration Centre (“SIAC Rules”) for the time being in force, which Rules are deemed to be incorporated by reference in this Clause. The tribunal shall consist of one arbitrator to be appointed in accordance with the SIAC Rules. The language of the arbitration shall be English. The seat of the arbitration shall be Singapore and the Singapore International Arbitration Act (Chapter 143A) shall govern the arbitration.

51.3	The dispute resolution procedure set out in this Clause 51 does not apply to disputes over:

51.3.1	the Eligible Revenue achieved by the Buyer in any Fiscal Year;

51.3.2	the Annual Liquidated Damages and/or Annual Rebate payable by the Buyer to the Supplier, or the Supplier to the Buyer, as the case may be, in any Fiscal Year; and

51.3.3	the amount of cost reduction and/or Excess Reduction achieved by the Supplier in any Fiscal Year.

51.4	Notwithstanding any dispute which arises out of or in connection with this Agreement, and irrespective of whether any Party has initiated the dispute resolution procedures described in this Clause 51, unless otherwise provided in this Agreement, the Supplier agrees to continue the performance of its obligations under this Agreement whilst such dispute is being resolved.

52.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of Singapore.

53.	Third Party Rights

Save for any assignment effected pursuant to Clause 43, a person who or which is not party to this Agreement shall not have any right under Contracts (Rights of Third Parties) Act (Chapter 53B) to enforce any provision of this Agreement.

54.	United Nations Convention for the International Sale of Goods (1980)

The United Nations Convention for the International Sale of Goods (1980) is hereby excluded and shall not apply to this Agreement.

[***] The information in each row under the column “Column B Product” has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1

Products and Purchase Price

Column A Factory	Column B Product	Column C Purchase Price (per unit)
ID	[***]	0.06132
ID	[***]	0.27880
ID	[***]	0.31317
ID	[***]	0.26776
ID	[***]	0.34704
ID	[***]	0.37998
ID	[***]	0.37931
ID	[***]	0.27253
ID	[***]	0.48172
ID	[***]	0.31507
ID	[***]	0.34518
ID	[***]	0.27929
ID	[***]	0.27722
ID	[***]	0.31252
ID	[***]	0.46725
ID	[***]	0.32039
ID	[***]	0.39985
ID	[***]	0.31579
ID	[***]	0.18515
ID	[***]	0.31436
ID	[***]	0.29582
ID	[***]	0.32072
ID	[***]	0.32917
ID	[***]	0.32929
ID	[***]	0.33255
ID	[***]	0.33791
ID	[***]	0.33922
ID	[***]	0.33622
ID	[***]	0.26949
ID	[***]	0.40150
ID	[***]	0.30221
ID	[***]	0.29132
ID	[***]	0.28646
ID	[***]	0.28364
ID	[***]	0.13914
ID	[***]	0.13871

Column A Factory	Column B Product	Column C Purchase Price (per unit)
ID	[***]	0.14301
ID	[***]	0.13554
ID	[***]	0.13377
ID	[***]	0.13088
ID	[***]	0.28738
ID	[***]	0.31699
ID	[***]	0.18209
ID	[***]	0.15183
ID	[***]	0.13487
ID	[***]	0.40303
ID	[***]	0.27238
ID	[***]	0.85313
ID	[***]	0.24911
ID	[***]	0.21197
ID	[***]	0.44890
ID	[***]	0.56436
ID	[***]	0.58968
ID	[***]	0.43465
ID	[***]	0.23344
ID	[***]	0.28663
ID	[***]	0.22330
ID	[***]	0.17677
ID	[***]	0.23045
ID	[***]	0.23694
ID	[***]	0.19160
ID	[***]	0.18735
ID	[***]	1.61603
ID	[***]	0.22959
ID	[***]	0.25441
ID	[***]	0.25392
ID	[***]	0.26854
ID	[***]	0.26824
ID	[***]	0.28862
ID	[***]	0.19789
ID	[***]	0.19071
ID	[***]	0.21931
ID	[***]	0.25713
ID	[***]	0.26899
ID	[***]	0.24015
ID	[***]	0.21481

Column A Factory	Column B Product	Column C Purchase Price (per unit)
ID	[***]	0.19243
ID	[***]	0.19620
ID	[***]	0.19212
ID	[***]	0.22386
ID	[***]	0.19071
ID	[***]	0.18760
ID	[***]	0.22959
ID	[***]	0.24123
ID	[***]	0.22532
ID	[***]	0.22956
ID	[***]	0.22888
ID	[***]	0.21900
ID	[***]	0.25122
ID	[***]	0.21383
ID	[***]	0.17215
ID	[***]	1.68868
ID	[***]	0.24461
ID	[***]	0.24421
ID	[***]	0.22677
ID	[***]	0.23932
ID	[***]	0.24972
ID	[***]	0.19643
ID	[***]	0.20661
ID	[***]	0.34697
ID	[***]	0.33783
ID	[***]	0.30359
ID	[***]	0.26924
ID	[***]	0.25237
ID	[***]	0.18902
ID	[***]	0.33428
ID	[***]	0.14109
ID	[***]	0.21493
ID	[***]	0.19677
ID	[***]	0.15671
ID	[***]	0.37821
ID	[***]	0.14739
ID	[***]	0.13426
ID	[***]	0.34013
ID	[***]	0.18339
ID	[***]	0.25782

Column A Factory	Column B Product	Column C Purchase Price (per unit)
ID	[***]	0.28732
ID	[***]	0.20450
ID	[***]	0.19244
ID	[***]	0.19914
ID	[***]	0.22238
ID	[***]	0.26528
ID	[***]	0.21256
ID	[***]	0.27971
ID	[***]	0.46113
ID	[***]	0.16903
ID	[***]	0.21200
ID	[***]	0.23194
ID	[***]	0.21220
ID	[***]	0.25989
ID	[***]	0.22244
ID	[***]	0.23706
ID	[***]	0.19893
ID	[***]	0.19265
ID	[***]	0.24468
ID	[***]	0.32384
ID	[***]	0.32437
ID	[***]	0.33809
ID	[***]	0.33813
ID	[***]	0.35991
ID	[***]	0.36644
ID	[***]	0.36638
ID	[***]	0.36569
ID	[***]	0.39648
ID	[***]	0.59311
ID	[***]	1.54810
ID	[***]	1.54810
ID	[***]	1.29886
ID	[***]	1.29886
ID	[***]	1.29886
ID	[***]	1.29886
ID	[***]	1.08064
ID	[***]	1.08064
ID	[***]	1.08064
ID	[***]	1.08064
ID	[***]	0.48149

Column A Factory	Column B Product	Column C Purchase Price (per unit)
ID	[***]	0.33248
ID	[***]	0.23134
ID	[***]	0.33248
ID	[***]	0.12286
ID	[***]	0.27982
ID	[***]	0.34468
ID	[***]	0.27749
ID	[***]	0.27748
ID	[***]	0.25460
ID	[***]	0.31166
ID	[***]	0.35321
ID	[***]	0.27745
ID	[***]	0.25430
ID	[***]	0.32765
ID	[***]	0.31214
ID	[***]	0.32765
ID	[***]	0.25432
ID	[***]	0.27748
ID	[***]	0.32765
ID	[***]	0.32765
ID	[***]	0.29278
ID	[***]	0.29278
ID	[***]	0.25433
ID	[***]	0.27745
ID	[***]	0.34114
ID	[***]	0.27749
ID	[***]	0.31171
ID	[***]	0.34114
ID	[***]	0.27711
ID	[***]	0.29283
ID	[***]	0.34114
ID	[***]	0.30839
ID	[***]	0.28748
ID	[***]	0.52961
ID	[***]	0.27745
ID	[***]	0.30051
ID	[***]	0.23851
ID	[***]	0.27749
ID	[***]	0.52961
ID	[***]	0.34114

Column A Factory	Column B Product	Column C Purchase Price (per unit)
ID	[***]	0.30839
ID	[***]	0.27748
ID	[***]	0.52961
ID	[***]	0.13026
ID	[***]	0.13026
ID	[***]	0.13026
ID	[***]	0.11307
ID	[***]	0.13026
ID	[***]	0.11307
ID	[***]	0.32918
ID	[***]	0.41890
ID	[***]	0.31682
ID	[***]	0.41889
ID	[***]	0.33655
ID	[***]	0.34946
ID	[***]	0.34920
ID	[***]	0.32967
ID	[***]	0.32963
ID	[***]	0.32898
ID	[***]	0.35301
ID	[***]	0.32741
ID	[***]	0.37159
ID	[***]	0.32541
ID	[***]	0.35349
ID	[***]	0.35349
ID	[***]	0.35349
ID	[***]	0.35349
ID	[***]	0.35338
ID	[***]	0.34471
ID	[***]	0.43067
ID	[***]	0.43556
ID	[***]	0.41500
ID	[***]	0.43556
ID	[***]	0.45255
ID	[***]	0.43555
ID	[***]	0.43543
ID	[***]	0.43446
ID	[***]	0.43543
ID	[***]	0.43082
ID	[***]	0.44323

Column A Factory	Column B Product	Column C Purchase Price (per unit)
ID	[***]	0.36109
ID	[***]	0.44752
ID	[***]	0.43555
ID	[***]	0.41388
ID	[***]	0.43446
ID	[***]	0.45241
ID	[***]	0.43446
ID	[***]	0.41975
ID	[***]	0.41875
ID	[***]	0.35112
ID	[***]	0.32699
ID	[***]	0.33552
ID	[***]	0.33552
ID	[***]	0.33409
ID	[***]	0.37336
ID	[***]	0.37336
ID	[***]	0.43966
ID	[***]	0.40919
ID	[***]	0.40919
ID	[***]	0.40919
ID	[***]	0.40919
ID	[***]	0.40919
ID	[***]	0.40919
ID	[***]	0.40919
ID	[***]	0.40919
ID	[***]	0.40919
ID	[***]	0.40919
ID	[***]	0.53131
ID	[***]	0.40919
ID	[***]	0.40919
ID	[***]	0.40919
ID	[***]	0.40919
ID	[***]	0.40919
ID	[***]	0.40919
ID	[***]	0.40919
ID	[***]	0.42545
ID	[***]	0.54692
ID	[***]	0.40953
ID	[***]	0.40953
ID	[***]	0.54864

Column A Factory	Column B Product	Column C Purchase Price (per unit)
ID	[***]	0.54865
ID	[***]	0.54864
ID	[***]	0.54863
ID	[***]	0.54865
ID	[***]	0.40953
ID	[***]	0.34839
ID	[***]	0.33492
ID	[***]	0.36475
ID	[***]	0.33984
ID	[***]	0.34839
ID	[***]	0.33985
ID	[***]	0.34793
ID	[***]	0.37720
ID	[***]	0.41021
ID	[***]	0.31414
ID	[***]	0.34294
ID	[***]	0.40340
ID	[***]	0.33915
ID	[***]	0.33910
ID	[***]	0.33915
ID	[***]	0.33910
ID	[***]	0.33948
ID	[***]	0.33948
ID	[***]	0.40384
ID	[***]	0.43104
ID	[***]	0.34201
ID	[***]	0.34025
ID	[***]	0.34025
ID	[***]	0.40356
ID	[***]	0.39676
ID	[***]	0.41286
ID	[***]	0.40357
ID	[***]	0.36288
ID	[***]	0.37837
ID	[***]	0.44441
ID	[***]	0.41351
ID	[***]	0.37735
ID	[***]	0.38450
ID	[***]	0.41351
ID	[***]	0.35580

Column A Factory	Column B Product	Column C Purchase Price (per unit)
ID	[***]	0.45979
ID	[***]	0.45961
ID	[***]	0.93735
ID	[***]	0.43736
ID	[***]	0.43736
ID	[***]	0.43736
ID	[***]	0.43273
ID	[***]	0.43273
ID	[***]	0.43273
ID	[***]	0.49911
ID	[***]	0.44667
ID	[***]	0.44477
ID	[***]	0.44672
ID	[***]	0.44477
ID	[***]	0.43878
ID	[***]	0.50625
ID	[***]	0.50745
ID	[***]	0.50514
ID	[***]	0.50514
ID	[***]	0.51041
ID	[***]	0.50625
ID	[***]	0.17389
ID	[***]	0.50514
ID	[***]	0.49752
ID	[***]	0.50625
ID	[***]	0.50625
ID	[***]	0.50514
ID	[***]	0.41941
ID	[***]	0.42145
ID	[***]	0.42145
ID	[***]	0.65449
ID	[***]	0.39422
ID	[***]	0.39466
ID	[***]	0.41612
ID	[***]	0.39466
ID	[***]	0.40948
ID	[***]	0.40358
ID	[***]	0.56743
ID	[***]	0.48194
ID	[***]	1.06869

Column A Factory	Column B Product	Column C Purchase Price (per unit)
ID	[***]	1.88483
ID	[***]	0.35956
ID	[***]	0.23456
ID	[***]	0.13483
ID	[***]	0.17349
ID	[***]	0.19995
ID	[***]	0.20025
ID	[***]	0.20025
ID	[***]	0.50001
ID	[***]	0.46853
ID	[***]	0.46853
ID	[***]	0.46853
ID	[***]	0.46180
ID	[***]	0.39404
ID	[***]	0.39404
ID	[***]	0.34304
ID	[***]	0.18174
ID	[***]	0.34304
ID	[***]	0.34304
ID	[***]	0.34304
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.01333
MY	[***]	0.07606
MY	[***]	0.00534
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.13597
MY	[***]	0.00534
MY	[***]	0.00534

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.01008
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.01008
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.08005
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.30358
MY	[***]	0.30358

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.30358
MY	[***]	0.30358
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.07606
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.00534
MY	[***]	0.01333
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.30358

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.30358
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.01333
MY	[***]	0.30358
MY	[***]	0.30358
MY	[***]	0.30358
MY	[***]	0.30358
MY	[***]	0.30358
MY	[***]	0.30358
MY	[***]	0.30358
MY	[***]	0.30358
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.00534
MY	[***]	0.01333
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.11339
MY	[***]	0.11339
MY	[***]	0.11339
MY	[***]	0.11339
MY	[***]	0.11339
MY	[***]	0.11339
MY	[***]	0.11339
MY	[***]	0.11339
MY	[***]	0.11339
MY	[***]	0.11339
MY	[***]	0.11339
MY	[***]	0.11339
MY	[***]	0.11339

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.01178
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.03418
MY	[***]	0.03418

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.02231
MY	[***]	0.02231
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.00291
MY	[***]	0.00534
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.02904

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.02904
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.01195
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.03418
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.01195
MY	[***]	0.01039
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.02904
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01195

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.01273
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.01273
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00534
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.01273
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.01273
MY	[***]	0.00491
MY	[***]	0.00291
MY	[***]	0.01178
MY	[***]	0.00291
MY	[***]	0.01347
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.01039
MY	[***]	0.01195
MY	[***]	0.01039
MY	[***]	0.01039

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.02231
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.02904
MY	[***]	0.02231
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.01347
MY	[***]	0.01347

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.01347
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.13597
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.01524
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.00534

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.03239
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01039
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.00291
MY	[***]	0.01524

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.01178
MY	[***]	0.02904
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00534
MY	[***]	0.03239
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03239
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047
MY	[***]	0.03047

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03047
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00491
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.01039
MY	[***]	0.00534
MY	[***]	0.01333
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.02904
MY	[***]	0.01178
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.00291
MY	[***]	0.01524
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.07606
MY	[***]	0.07606
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.01039
MY	[***]	0.02231
MY	[***]	0.02231
MY	[***]	0.02231
MY	[***]	0.02231
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.00534
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.08005
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.01333
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.02904
MY	[***]	0.02904
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.03418
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01195
MY	[***]	0.01039
MY	[***]	0.01039

Column A Factory	Column B Product	Column C Purchase Price (per unit)
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
MY	[***]	0.01039
SG	[***]	0.21707
SG	[***]	0.25228
SG	[***]	1.25817
SG	[***]	1.32402
SG	[***]	2.39692
SG	[***]	2.39692
SG	[***]	0.98068
SG	[***]	0.98068

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.98068
SG	[***]	1.33610
SG	[***]	1.25942
SG	[***]	1.25942
SG	[***]	1.26027
SG	[***]	1.14318
SG	[***]	0.98525
SG	[***]	1.33021
SG	[***]	1.26258
SG	[***]	1.32765
SG	[***]	0.98075
SG	[***]	2.38773
SG	[***]	2.39500
SG	[***]	1.55720
SG	[***]	2.69077
SG	[***]	2.26650
SG	[***]	2.68575
SG	[***]	1.14309
SG	[***]	1.32561
SG	[***]	1.32561
SG	[***]	0.98159
SG	[***]	0.98159
SG	[***]	1.33400
SG	[***]	1.27911
SG	[***]	1.17906
SG	[***]	0.98068
SG	[***]	1.33380
SG	[***]	1.33374
SG	[***]	1.32935
SG	[***]	1.32935
SG	[***]	0.40813
SG	[***]	0.19037
SG	[***]	0.26989
SG	[***]	0.40631
SG	[***]	0.21467
SG	[***]	0.39043
SG	[***]	0.38554
SG	[***]	0.20844
SG	[***]	0.25244
SG	[***]	0.23400

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.20844
SG	[***]	0.23369
SG	[***]	0.43925
SG	[***]	0.43925
SG	[***]	0.16667
SG	[***]	0.19886
SG	[***]	0.27746
SG	[***]	1.05539
SG	[***]	0.89404
SG	[***]	1.05539
SG	[***]	0.42664
SG	[***]	0.33985
SG	[***]	0.34898
SG	[***]	0.37270
SG	[***]	0.19037
SG	[***]	0.19037
SG	[***]	0.77894
SG	[***]	1.04751
SG	[***]	0.85813
SG	[***]	0.35424
SG	[***]	0.70992
SG	[***]	0.80418
SG	[***]	0.67886
SG	[***]	0.89190
SG	[***]	0.50400
SG	[***]	0.42263
SG	[***]	0.40738
SG	[***]	0.43159
SG	[***]	0.36441
SG	[***]	0.38855
SG	[***]	0.41049
SG	[***]	0.35635
SG	[***]	0.42701
SG	[***]	0.42382
SG	[***]	0.48208
SG	[***]	0.46069
SG	[***]	0.48212
SG	[***]	0.46069
SG	[***]	0.51555
SG	[***]	0.28935

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.18627
SG	[***]	0.19657
SG	[***]	0.17302
SG	[***]	0.18111
SG	[***]	0.17302
SG	[***]	0.17922
SG	[***]	0.16370
SG	[***]	0.19504
SG	[***]	0.16576
SG	[***]	0.28935
SG	[***]	0.18119
SG	[***]	0.17902
SG	[***]	0.58344
SG	[***]	0.53904
SG	[***]	0.28598
SG	[***]	0.26692
SG	[***]	0.23786
SG	[***]	0.26556
SG	[***]	0.53009
SG	[***]	0.11335
SG	[***]	0.29009
SG	[***]	0.12778
SG	[***]	0.24512
SG	[***]	0.14118
SG	[***]	0.29009
SG	[***]	0.27561
SG	[***]	0.32435
SG	[***]	0.25259
SG	[***]	0.28598
SG	[***]	0.22873
SG	[***]	0.37744
SG	[***]	0.19593
SG	[***]	0.20034
SG	[***]	0.20449
SG	[***]	0.20620
SG	[***]	0.20630
SG	[***]	0.21782
SG	[***]	0.72109
SG	[***]	0.31811
SG	[***]	0.21051

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.46963
SG	[***]	0.55103
SG	[***]	0.33330
SG	[***]	1.09105
SG	[***]	0.14002
SG	[***]	0.13391
SG	[***]	0.13358
SG	[***]	0.13365
SG	[***]	0.13749
SG	[***]	0.46960
SG	[***]	0.17282
SG	[***]	0.09661
SG	[***]	0.16500
SG	[***]	0.38395
SG	[***]	0.42636
SG	[***]	0.42265
SG	[***]	0.37537
SG	[***]	0.43979
SG	[***]	0.41998
SG	[***]	0.36989
SG	[***]	0.14987
SG	[***]	0.14181
SG	[***]	0.17641
SG	[***]	0.32183
SG	[***]	0.13241
SG	[***]	0.13717
SG	[***]	0.16463
SG	[***]	0.15707
SG	[***]	0.12526
SG	[***]	0.16133
SG	[***]	0.18033
SG	[***]	0.16867
SG	[***]	0.13749
SG	[***]	0.22836
SG	[***]	0.19361
SG	[***]	0.19428
SG	[***]	0.24636
SG	[***]	0.11686
SG	[***]	0.21677
SG	[***]	0.14230

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.13606
SG	[***]	0.13292
SG	[***]	0.13948
SG	[***]	0.11735
SG	[***]	0.11938
SG	[***]	0.21996
SG	[***]	0.31405
SG	[***]	0.47143
SG	[***]	0.47769
SG	[***]	0.51160
SG	[***]	0.89790
SG	[***]	0.42565
SG	[***]	1.06172
SG	[***]	0.42677
SG	[***]	0.90456
SG	[***]	0.42643
SG	[***]	1.04665
SG	[***]	0.43164
SG	[***]	0.33159
SG	[***]	0.33159
SG	[***]	0.95216
SG	[***]	0.40812
SG	[***]	0.47262
SG	[***]	0.31865
SG	[***]	0.21578
SG	[***]	0.27412
SG	[***]	0.28313
SG	[***]	0.36396
SG	[***]	0.36396
SG	[***]	0.37320
SG	[***]	0.92685
SG	[***]	0.21578
SG	[***]	0.49480
SG	[***]	0.48329
SG	[***]	0.60711
SG	[***]	0.33159
SG	[***]	0.31896
SG	[***]	0.31683
SG	[***]	0.33158
SG	[***]	0.49465

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.66650
SG	[***]	0.83915
SG	[***]	0.21608
SG	[***]	0.25853
SG	[***]	0.47110
SG	[***]	0.33748
SG	[***]	0.26691
SG	[***]	0.48451
SG	[***]	0.39528
SG	[***]	0.40474
SG	[***]	0.21128
SG	[***]	0.33346
SG	[***]	0.26011
SG	[***]	0.37414
SG	[***]	0.40110
SG	[***]	0.78973
SG	[***]	0.42609
SG	[***]	0.20149
SG	[***]	0.71032
SG	[***]	0.35666
SG	[***]	0.37959
SG	[***]	0.42138
SG	[***]	0.88767
SG	[***]	0.88767
SG	[***]	0.44898
SG	[***]	0.28215
SG	[***]	0.35608
SG	[***]	0.39642
SG	[***]	0.45625
SG	[***]	0.28581
SG	[***]	0.30779
SG	[***]	0.47067
SG	[***]	0.48619
SG	[***]	0.85211
SG	[***]	0.50643
SG	[***]	0.85807
SG	[***]	0.80495
SG	[***]	0.88126
SG	[***]	1.56676
SG	[***]	1.56676

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	1.56676
SG	[***]	1.65221
SG	[***]	1.42923
SG	[***]	1.76671
SG	[***]	1.76671
SG	[***]	1.76671
SG	[***]	1.76671
SG	[***]	1.63967
SG	[***]	0.58132
SG	[***]	0.79300
SG	[***]	1.63967
SG	[***]	1.43135
SG	[***]	0.71584
SG	[***]	0.47091
SG	[***]	0.47091
SG	[***]	0.70487
SG	[***]	0.70487
SG	[***]	0.66386
SG	[***]	0.38365
SG	[***]	0.39898
SG	[***]	0.77296
SG	[***]	0.54484
SG	[***]	0.51148
SG	[***]	1.22168
SG	[***]	1.57047
SG	[***]	1.01865
SG	[***]	0.33441
SG	[***]	0.33441
SG	[***]	0.33441
SG	[***]	0.44458
SG	[***]	0.79357
SG	[***]	1.23727
SG	[***]	0.62564
SG	[***]	0.85724
SG	[***]	4.92948
SG	[***]	4.06756
SG	[***]	1.45265
SG	[***]	2.29311
SG	[***]	2.59956
SG	[***]	1.45265

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	1.45265
SG	[***]	2.30347
SG	[***]	2.60434
SG	[***]	1.45265
SG	[***]	2.30282
SG	[***]	2.61107
SG	[***]	0.18864
SG	[***]	1.38512
SG	[***]	2.62298
SG	[***]	2.05460
SG	[***]	2.05655
SG	[***]	2.33644
SG	[***]	2.57245
SG	[***]	1.42282
SG	[***]	2.36702
SG	[***]	2.07023
SG	[***]	2.60768
SG	[***]	1.42419
SG	[***]	2.37646
SG	[***]	1.42419
SG	[***]	2.05519
SG	[***]	2.55872
SG	[***]	2.33634
SG	[***]	1.38241
SG	[***]	2.73170
SG	[***]	2.26218
SG	[***]	2.06076
SG	[***]	2.58218
SG	[***]	2.33846
SG	[***]	1.38241
SG	[***]	2.26256
SG	[***]	2.58255
SG	[***]	1.38110
SG	[***]	2.26218
SG	[***]	1.42554
SG	[***]	0.18864
SG	[***]	0.18867
SG	[***]	0.18888
SG	[***]	0.18869
SG	[***]	0.18951

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.18951
SG	[***]	1.37433
SG	[***]	2.59959
SG	[***]	2.04115
SG	[***]	2.24586
SG	[***]	1.41066
SG	[***]	1.41066
SG	[***]	1.41066
SG	[***]	2.05686
SG	[***]	1.41066
SG	[***]	2.25465
SG	[***]	0.44020
SG	[***]	0.40223
SG	[***]	0.54081
SG	[***]	0.43926
SG	[***]	0.40315
SG	[***]	0.43943
SG	[***]	0.54099
SG	[***]	2.25268
SG	[***]	1.38242
SG	[***]	2.06629
SG	[***]	2.35449
SG	[***]	1.38242
SG	[***]	0.18882
SG	[***]	2.26249
SG	[***]	0.44009
SG	[***]	0.40336
SG	[***]	0.40336
SG	[***]	0.22702
SG	[***]	0.22111
SG	[***]	0.21410
SG	[***]	0.21475
SG	[***]	0.21825
SG	[***]	0.24056
SG	[***]	0.19050
SG	[***]	0.17061
SG	[***]	0.39898
SG	[***]	0.35824
SG	[***]	0.41732
SG	[***]	0.79397

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.83239
SG	[***]	0.95138
SG	[***]	0.98480
SG	[***]	1.26744
SG	[***]	1.26744
SG	[***]	0.39154
SG	[***]	0.80924
SG	[***]	0.17127
SG	[***]	0.20027
SG	[***]	0.23430
SG	[***]	0.19416
SG	[***]	0.15538
SG	[***]	0.30909
SG	[***]	0.31430
SG	[***]	0.24946
SG	[***]	0.38133
SG	[***]	0.38133
SG	[***]	0.38646
SG	[***]	0.35114
SG	[***]	0.35121
SG	[***]	0.37442
SG	[***]	0.15538
SG	[***]	0.15538
SG	[***]	0.29892
SG	[***]	0.30333
SG	[***]	0.26173
SG	[***]	0.06528
SG	[***]	0.06528
SG	[***]	0.06528
SG	[***]	0.06528
SG	[***]	0.06950
SG	[***]	0.06950
SG	[***]	0.06950
SG	[***]	0.06950
SG	[***]	0.07517
SG	[***]	0.07517
SG	[***]	0.05980
SG	[***]	0.05984
SG	[***]	0.06528
SG	[***]	0.06019

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.06484
SG	[***]	0.05745
SG	[***]	0.05378
SG	[***]	0.05378
SG	[***]	0.05378
SG	[***]	0.05378
SG	[***]	0.06528
SG	[***]	0.06970
SG	[***]	0.05228
SG	[***]	0.74454
SG	[***]	0.74454
SG	[***]	0.74454
SG	[***]	0.74454
SG	[***]	0.74454
SG	[***]	0.74396
SG	[***]	0.74396
SG	[***]	0.74396
SG	[***]	0.74396
SG	[***]	0.74396
SG	[***]	0.83622
SG	[***]	0.75392
SG	[***]	1.06886
SG	[***]	1.06886
SG	[***]	1.07295
SG	[***]	0.61657
SG	[***]	0.43492
SG	[***]	0.45342
SG	[***]	0.45342
SG	[***]	0.43509
SG	[***]	0.47236
SG	[***]	0.46979
SG	[***]	0.47604
SG	[***]	0.42632
SG	[***]	0.47234
SG	[***]	0.47234
SG	[***]	0.45644
SG	[***]	0.45644
SG	[***]	0.48723
SG	[***]	0.45644
SG	[***]	0.41936

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.45130
SG	[***]	0.45130
SG	[***]	0.45104
SG	[***]	0.45104
SG	[***]	0.45130
SG	[***]	0.45130
SG	[***]	0.45104
SG	[***]	0.45088
SG	[***]	0.47615
SG	[***]	0.45593
SG	[***]	0.45593
SG	[***]	0.42445
SG	[***]	0.42998
SG	[***]	0.42419
SG	[***]	0.42419
SG	[***]	0.45298
SG	[***]	0.45298
SG	[***]	0.42373
SG	[***]	0.42419
SG	[***]	0.42419
SG	[***]	0.43057
SG	[***]	0.47642
SG	[***]	0.47642
SG	[***]	0.47221
SG	[***]	0.47642
SG	[***]	0.43057
SG	[***]	0.46699
SG	[***]	0.46699
SG	[***]	0.45332
SG	[***]	0.49365
SG	[***]	0.40154
SG	[***]	0.42122
SG	[***]	0.42122
SG	[***]	0.55491
SG	[***]	0.42122
SG	[***]	0.55620
SG	[***]	0.54326
SG	[***]	0.55620
SG	[***]	0.55620
SG	[***]	0.44420

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.68111
SG	[***]	0.68111
SG	[***]	0.68111
SG	[***]	0.68111
SG	[***]	0.68178
SG	[***]	0.68470
SG	[***]	0.68178
SG	[***]	0.67260
SG	[***]	0.66156
SG	[***]	0.66546
SG	[***]	0.66834
SG	[***]	0.66591
SG	[***]	0.66732
SG	[***]	0.66591
SG	[***]	0.66591
SG	[***]	0.66591
SG	[***]	0.66591
SG	[***]	0.82474
SG	[***]	0.82474
SG	[***]	0.82474
SG	[***]	0.82474
SG	[***]	0.82474
SG	[***]	0.82474
SG	[***]	0.82474
SG	[***]	0.82474
SG	[***]	0.82474
SG	[***]	0.82474
SG	[***]	0.82474
SG	[***]	0.92007
SG	[***]	0.90797
SG	[***]	0.99031
SG	[***]	0.97501
SG	[***]	0.97501
SG	[***]	0.92337
SG	[***]	0.97501
SG	[***]	0.97501
SG	[***]	1.00073
SG	[***]	0.92184
SG	[***]	0.90807
SG	[***]	0.92133

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.90807
SG	[***]	0.92021
SG	[***]	0.94182
SG	[***]	0.95116
SG	[***]	0.83789
SG	[***]	0.09379
SG	[***]	0.07719
SG	[***]	0.09155
SG	[***]	0.07719
SG	[***]	0.26256
SG	[***]	0.25136
SG	[***]	0.25136
SG	[***]	0.25136
SG	[***]	0.25136
SG	[***]	0.24021
SG	[***]	0.23621
SG	[***]	0.23621
SG	[***]	0.25136
SG	[***]	0.25136
SG	[***]	0.21707
SG	[***]	0.21707
SG	[***]	0.21707
SG	[***]	0.21707
SG	[***]	0.21707
SG	[***]	0.24169
SG	[***]	0.24479
SG	[***]	0.24586
SG	[***]	0.22056
SG	[***]	0.21541
SG	[***]	0.21541
SG	[***]	0.21541
SG	[***]	0.21541
SG	[***]	0.21541
SG	[***]	0.25553
SG	[***]	0.23921
SG	[***]	0.29171
SG	[***]	0.25096
SG	[***]	0.35773
SG	[***]	0.21266
SG	[***]	0.21783

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.09006
SG	[***]	0.09006
SG	[***]	0.09006
SG	[***]	0.22534
SG	[***]	0.23109
SG	[***]	0.22110
SG	[***]	0.24077
SG	[***]	0.09638
SG	[***]	0.09006
SG	[***]	0.23700
SG	[***]	0.22535
SG	[***]	0.22535
SG	[***]	0.24801
SG	[***]	0.22535
SG	[***]	0.24593
SG	[***]	0.21959
SG	[***]	0.21959
SG	[***]	0.25634
SG	[***]	0.23948
SG	[***]	0.23948
SG	[***]	0.26292
SG	[***]	0.26857
SG	[***]	0.27557
SG	[***]	0.23433
SG	[***]	0.24691
SG	[***]	0.23433
SG	[***]	0.28295
SG	[***]	0.28064
SG	[***]	0.27740
SG	[***]	0.25302
SG	[***]	0.28440
SG	[***]	0.26230
SG	[***]	0.23366
SG	[***]	0.27360
SG	[***]	0.24192
SG	[***]	0.24192
SG	[***]	0.24192
SG	[***]	0.23676
SG	[***]	0.29379
SG	[***]	0.25230

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.27045
SG	[***]	0.27045
SG	[***]	0.31348
SG	[***]	0.27309
SG	[***]	0.25310
SG	[***]	0.25310
SG	[***]	0.29331
SG	[***]	0.30105
SG	[***]	0.29983
SG	[***]	0.31197
SG	[***]	0.12400
SG	[***]	0.08461
SG	[***]	0.07759
SG	[***]	0.11170
SG	[***]	0.10627
SG	[***]	0.10932
SG	[***]	0.07759
SG	[***]	0.07759
SG	[***]	0.09197
SG	[***]	0.07759
SG	[***]	0.22642
SG	[***]	0.25915
SG	[***]	0.22642
SG	[***]	0.22642
SG	[***]	0.22863
SG	[***]	0.22863
SG	[***]	0.22863
SG	[***]	0.24496
SG	[***]	0.22959
SG	[***]	0.22959
SG	[***]	0.22959
SG	[***]	0.24573
SG	[***]	0.23936
SG	[***]	0.23936
SG	[***]	0.23936
SG	[***]	0.23936
SG	[***]	0.23936
SG	[***]	0.30477
SG	[***]	0.26210
SG	[***]	0.26210

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.22199
SG	[***]	0.09542
SG	[***]	0.08548
SG	[***]	0.07951
SG	[***]	0.08548
SG	[***]	0.08548
SG	[***]	0.08596
SG	[***]	0.10952
SG	[***]	0.08181
SG	[***]	0.08181
SG	[***]	0.19914
SG	[***]	0.11408
SG	[***]	0.08181
SG	[***]	0.08657
SG	[***]	0.09215
SG	[***]	0.07771
SG	[***]	0.08759
SG	[***]	0.07771
SG	[***]	0.09509
SG	[***]	0.07771
SG	[***]	0.18974
SG	[***]	0.09838
SG	[***]	0.07771
SG	[***]	0.08236
SG	[***]	0.09366
SG	[***]	0.07771
SG	[***]	0.07771
SG	[***]	0.18472
SG	[***]	0.08883
SG	[***]	0.07763
SG	[***]	0.08743
SG	[***]	0.07763
SG	[***]	0.24211
SG	[***]	0.21797
SG	[***]	0.08541
SG	[***]	0.09704
SG	[***]	0.07763
SG	[***]	0.08496
SG	[***]	0.09102
SG	[***]	0.09392

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.07763
SG	[***]	0.07763
SG	[***]	0.07400
SG	[***]	0.09741
SG	[***]	0.07400
SG	[***]	0.09343
SG	[***]	0.11546
SG	[***]	0.07400
SG	[***]	0.09147
SG	[***]	0.10253
SG	[***]	0.07400
SG	[***]	0.07400
SG	[***]	0.10342
SG	[***]	0.07400
SG	[***]	0.08631
SG	[***]	0.11198
SG	[***]	0.07400
SG	[***]	0.07400
SG	[***]	0.21296
SG	[***]	0.20962
SG	[***]	0.20962
SG	[***]	0.21476
SG	[***]	0.10415
SG	[***]	0.07400
SG	[***]	0.24310
SG	[***]	0.22054
SG	[***]	0.25175
SG	[***]	0.25972
SG	[***]	0.25654
SG	[***]	0.22893
SG	[***]	0.22893
SG	[***]	0.18929
SG	[***]	0.10038
SG	[***]	0.08183
SG	[***]	0.23239
SG	[***]	0.22891
SG	[***]	0.25709
SG	[***]	0.21980
SG	[***]	0.21982
SG	[***]	0.21982

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.21982
SG	[***]	0.22950
SG	[***]	0.26491
SG	[***]	0.21982
SG	[***]	0.10395
SG	[***]	0.08301
SG	[***]	0.24085
SG	[***]	0.24745
SG	[***]	0.22687
SG	[***]	0.22687
SG	[***]	0.25617
SG	[***]	0.24447
SG	[***]	0.23347
SG	[***]	0.22173
SG	[***]	0.22687
SG	[***]	0.22173
SG	[***]	0.22173
SG	[***]	0.22173
SG	[***]	0.25108
SG	[***]	0.25085
SG	[***]	0.22173
SG	[***]	0.22178
SG	[***]	0.22178
SG	[***]	0.22178
SG	[***]	0.22178
SG	[***]	0.28065
SG	[***]	0.27170
SG	[***]	0.23943
SG	[***]	0.23943
SG	[***]	0.27128
SG	[***]	0.23430
SG	[***]	0.25812
SG	[***]	0.28528
SG	[***]	0.29271
SG	[***]	0.23430
SG	[***]	0.26032
SG	[***]	0.25990
SG	[***]	0.30779
SG	[***]	0.08320
SG	[***]	0.09075

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.06872
SG	[***]	0.08250
SG	[***]	0.08467
SG	[***]	0.06872
SG	[***]	0.06872
SG	[***]	0.09361
SG	[***]	0.09303
SG	[***]	0.06872
SG	[***]	0.08968
SG	[***]	0.09699
SG	[***]	0.06872
SG	[***]	0.09136
SG	[***]	0.10597
SG	[***]	0.09136
SG	[***]	0.10215
SG	[***]	0.28665
SG	[***]	0.09309
SG	[***]	0.09309
SG	[***]	0.09309
SG	[***]	0.11319
SG	[***]	0.07949
SG	[***]	0.07949
SG	[***]	0.31327
SG	[***]	0.30889
SG	[***]	0.07949
SG	[***]	0.08510
SG	[***]	0.07677
SG	[***]	0.08335
SG	[***]	0.08099
SG	[***]	0.08316
SG	[***]	0.06797
SG	[***]	0.06797
SG	[***]	0.08757
SG	[***]	0.07196
SG	[***]	0.09108
SG	[***]	0.09194
SG	[***]	0.07874
SG	[***]	0.07469
SG	[***]	0.09144
SG	[***]	0.10014

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.07124
SG	[***]	0.07735
SG	[***]	0.07124
SG	[***]	0.10557
SG	[***]	0.07509
SG	[***]	0.10272
SG	[***]	0.08096
SG	[***]	0.20864
SG	[***]	0.10268
SG	[***]	0.20864
SG	[***]	0.21270
SG	[***]	0.21801
SG	[***]	0.23883
SG	[***]	0.21857
SG	[***]	0.21857
SG	[***]	0.21857
SG	[***]	0.09924
SG	[***]	0.09103
SG	[***]	0.09103
SG	[***]	0.09766
SG	[***]	0.08049
SG	[***]	0.12314
SG	[***]	0.09749
SG	[***]	0.08570
SG	[***]	0.10928
SG	[***]	0.08139
SG	[***]	0.09318
SG	[***]	0.07816
SG	[***]	0.10556
SG	[***]	0.08072
SG	[***]	0.09897
SG	[***]	0.08072
SG	[***]	0.09066
SG	[***]	0.08072
SG	[***]	0.10146
SG	[***]	0.08072
SG	[***]	0.08072
SG	[***]	0.10330
SG	[***]	0.10809
SG	[***]	0.08072

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.08072
SG	[***]	0.24001
SG	[***]	0.23701
SG	[***]	0.22146
SG	[***]	0.25534
SG	[***]	0.10454
SG	[***]	0.08072
SG	[***]	0.12371
SG	[***]	0.08072
SG	[***]	0.25017
SG	[***]	0.22458
SG	[***]	0.22458
SG	[***]	0.25841
SG	[***]	0.21943
SG	[***]	0.22970
SG	[***]	0.23254
SG	[***]	0.21943
SG	[***]	0.21928
SG	[***]	0.21943
SG	[***]	0.21943
SG	[***]	0.21499
SG	[***]	0.23809
SG	[***]	0.24742
SG	[***]	0.23809
SG	[***]	0.23809
SG	[***]	0.23809
SG	[***]	0.23809
SG	[***]	0.23424
SG	[***]	0.24527
SG	[***]	0.26935
SG	[***]	0.08786
SG	[***]	0.08834
SG	[***]	0.08908
SG	[***]	0.08908
SG	[***]	0.08908
SG	[***]	0.08908
SG	[***]	0.08908
SG	[***]	0.10401
SG	[***]	0.08908
SG	[***]	0.11825

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.08128
SG	[***]	0.29573
SG	[***]	0.28925
SG	[***]	0.29225
SG	[***]	0.09120
SG	[***]	0.09097
SG	[***]	0.10436
SG	[***]	0.08128
SG	[***]	0.09086
SG	[***]	0.29140
SG	[***]	0.28811
SG	[***]	0.30822
SG	[***]	0.30418
SG	[***]	0.28811
SG	[***]	0.29306
SG	[***]	0.32843
SG	[***]	0.31312
SG	[***]	0.32138
SG	[***]	0.31263
SG	[***]	0.32757
SG	[***]	0.31263
SG	[***]	0.08455
SG	[***]	0.08455
SG	[***]	0.09446
SG	[***]	0.08455
SG	[***]	0.08989
SG	[***]	0.08508
SG	[***]	0.07891
SG	[***]	0.08455
SG	[***]	0.07794
SG	[***]	0.09069
SG	[***]	0.08455
SG	[***]	0.08455
SG	[***]	0.08455
SG	[***]	0.08455
SG	[***]	0.11974
SG	[***]	0.08455
SG	[***]	0.10578
SG	[***]	0.08455
SG	[***]	0.08455

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.33015
SG	[***]	0.30337
SG	[***]	0.31351
SG	[***]	0.31372
SG	[***]	0.29603
SG	[***]	0.29603
SG	[***]	0.29711
SG	[***]	0.31923
SG	[***]	0.29603
SG	[***]	0.29603
SG	[***]	0.11620
SG	[***]	0.29603
SG	[***]	0.09214
SG	[***]	0.09214
SG	[***]	0.09022
SG	[***]	0.09968
SG	[***]	0.09151
SG	[***]	0.09151
SG	[***]	1.14795
SG	[***]	0.19700
SG	[***]	0.19725
SG	[***]	0.19719
SG	[***]	0.08677
SG	[***]	0.08677
SG	[***]	0.07565
SG	[***]	0.08590
SG	[***]	0.08263
SG	[***]	0.07239
SG	[***]	0.19812
SG	[***]	0.16143
SG	[***]	0.19315
SG	[***]	0.15810
SG	[***]	0.17681
SG	[***]	0.14352
SG	[***]	0.14352
SG	[***]	0.17727
SG	[***]	0.37396
SG	[***]	0.17697
SG	[***]	0.17697
SG	[***]	1.97797

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	2.02612
SG	[***]	1.68396
SG	[***]	1.68396
SG	[***]	1.77835
SG	[***]	1.68396
SG	[***]	1.68396
SG	[***]	1.68396
SG	[***]	1.79165
SG	[***]	1.68396
SG	[***]	1.68396
SG	[***]	1.68396
SG	[***]	1.68396
SG	[***]	1.68396
SG	[***]	1.34605
SG	[***]	1.22426
SG	[***]	0.33345
SG	[***]	0.33345
SG	[***]	0.33701
SG	[***]	0.33709
SG	[***]	0.33345
SG	[***]	0.33039
SG	[***]	0.33310
SG	[***]	0.33310
SG	[***]	0.33310
SG	[***]	0.33311
SG	[***]	0.32536
SG	[***]	0.33185
SG	[***]	6.78797
SG	[***]	6.78471
SG	[***]	3.19034
SG	[***]	2.18719
SG	[***]	2.25185
SG	[***]	1.95438
SG	[***]	1.91543
SG	[***]	2.00364
SG	[***]	1.93638
SG	[***]	2.25185
SG	[***]	1.45580
SG	[***]	1.48799
SG	[***]	4.62397

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	4.45507
SG	[***]	6.26971
SG	[***]	6.52588
SG	[***]	5.05342
SG	[***]	3.81382
SG	[***]	5.65428
SG	[***]	9.64671
SG	[***]	2.98877
SG	[***]	1.88381
SG	[***]	2.74754
SG	[***]	1.88381
SG	[***]	1.88381
SG	[***]	1.84357
SG	[***]	1.84357
SG	[***]	1.84357
SG	[***]	1.84357
SG	[***]	1.84357
SG	[***]	1.84357
SG	[***]	2.94180
SG	[***]	2.94816
SG	[***]	2.00142
SG	[***]	2.00142
SG	[***]	3.93806
SG	[***]	3.94654
SG	[***]	4.75843
SG	[***]	5.24953
SG	[***]	5.16725
SG	[***]	5.14070
SG	[***]	5.12799
SG	[***]	4.75843
SG	[***]	5.42004
SG	[***]	3.98363
SG	[***]	4.04680
SG	[***]	4.12572
SG	[***]	4.07442
SG	[***]	5.01681
SG	[***]	3.16348
SG	[***]	4.34058
SG	[***]	3.93275
SG	[***]	3.93275

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	1.91018
SG	[***]	1.91018
SG	[***]	1.91018
SG	[***]	1.91018
SG	[***]	1.91018
SG	[***]	1.91018
SG	[***]	1.91018
SG	[***]	1.91018
SG	[***]	2.78320
SG	[***]	2.78320
SG	[***]	1.91018
SG	[***]	1.91018
SG	[***]	2.81001
SG	[***]	2.81001
SG	[***]	5.68538
SG	[***]	5.63985
SG	[***]	1.54651
SG	[***]	2.64863
SG	[***]	1.54651
SG	[***]	2.52371
SG	[***]	1.54651
SG	[***]	2.63447
SG	[***]	1.68880
SG	[***]	1.68880
SG	[***]	1.05352
SG	[***]	1.05352
SG	[***]	3.08124
SG	[***]	3.08124
SG	[***]	3.08124
SG	[***]	3.17974
SG	[***]	3.17974
SG	[***]	1.70948
SG	[***]	2.87865
SG	[***]	2.87865
SG	[***]	1.70948
SG	[***]	2.96451
SG	[***]	2.96451
SG	[***]	2.96713
SG	[***]	2.96713
SG	[***]	3.00743

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	3.00743
SG	[***]	3.09389
SG	[***]	3.09389
SG	[***]	1.65542
SG	[***]	1.65542
SG	[***]	1.65542
SG	[***]	1.65542
SG	[***]	1.65542
SG	[***]	1.65542
SG	[***]	1.97134
SG	[***]	1.97134
SG	[***]	1.95018
SG	[***]	1.95018
SG	[***]	1.98433
SG	[***]	1.98433
SG	[***]	2.06496
SG	[***]	2.06496
SG	[***]	2.06496
SG	[***]	4.57179
SG	[***]	4.54814
SG	[***]	3.04811
SG	[***]	4.56746
SG	[***]	4.57671
SG	[***]	0.96670
SG	[***]	1.47342
SG	[***]	1.47342
SG	[***]	1.44890
SG	[***]	1.49212
SG	[***]	1.49212
SG	[***]	1.48847
SG	[***]	1.46262
SG	[***]	0.95760
SG	[***]	0.96670
SG	[***]	0.96670
SG	[***]	0.67797
SG	[***]	0.67797
SG	[***]	1.41518
SG	[***]	0.96670
SG	[***]	0.95760
SG	[***]	1.02618

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	1.02618
SG	[***]	1.02618
SG	[***]	1.02618
SG	[***]	1.02618
SG	[***]	1.02618
SG	[***]	1.02618
SG	[***]	1.02618
SG	[***]	1.28868
SG	[***]	1.28868
SG	[***]	1.28868
SG	[***]	1.28868
SG	[***]	3.48874
SG	[***]	3.17859
SG	[***]	3.48445
SG	[***]	8.06514
SG	[***]	7.19889
SG	[***]	2.49261
SG	[***]	14.01942
SG	[***]	12.02923
SG	[***]	11.80590
SG	[***]	7.74911
SG	[***]	13.64546
SG	[***]	10.83093
SG	[***]	5.64066
SG	[***]	8.05140
SG	[***]	7.67749
SG	[***]	8.43848
SG	[***]	0.29876
SG	[***]	5.51998
SG	[***]	3.72123
SG	[***]	3.99691
SG	[***]	4.42352
SG	[***]	3.84592
SG	[***]	5.95740
SG	[***]	6.03066
SG	[***]	6.03458
SG	[***]	6.03067
SG	[***]	3.63759
SG	[***]	4.12121
SG	[***]	2.38724

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	4.07621
SG	[***]	2.32178
SG	[***]	4.22487
SG	[***]	2.53078
SG	[***]	3.31038
SG	[***]	2.25042
SG	[***]	3.77843
SG	[***]	3.77788
SG	[***]	3.66105
SG	[***]	3.32227
SG	[***]	3.32227
SG	[***]	2.25042
SG	[***]	2.28175
SG	[***]	2.28175
SG	[***]	3.36198
SG	[***]	3.28700
SG	[***]	3.05858
SG	[***]	3.00401
SG	[***]	3.00401
SG	[***]	1.93655
SG	[***]	2.03699
SG	[***]	2.96502
SG	[***]	2.96502
SG	[***]	2.03364
SG	[***]	2.03364
SG	[***]	3.01860
SG	[***]	2.00770
SG	[***]	3.01914
SG	[***]	2.93089
SG	[***]	2.97264
SG	[***]	2.95576
SG	[***]	2.03061
SG	[***]	2.03061
SG	[***]	2.03061
SG	[***]	2.00138
SG	[***]	2.46646
SG	[***]	2.17662
SG	[***]	2.17662
SG	[***]	2.11527
SG	[***]	11.73778

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	12.88545
SG	[***]	12.62812
SG	[***]	1.54243
SG	[***]	1.65797
SG	[***]	1.65797
SG	[***]	1.73193
SG	[***]	1.72695
SG	[***]	2.72033
SG	[***]	3.96932
SG	[***]	1.68102
SG	[***]	1.39860
SG	[***]	1.61086
SG	[***]	1.46427
SG	[***]	1.46427
SG	[***]	1.50726
SG	[***]	1.50919
SG	[***]	4.71909
SG	[***]	2.45019
SG	[***]	1.69630
SG	[***]	8.12481
SG	[***]	1.38179
SG	[***]	2.36128
SG	[***]	1.43501
SG	[***]	1.97205
SG	[***]	1.85341
SG	[***]	1.55523
SG	[***]	1.43823
SG	[***]	1.43823
SG	[***]	1.55641
SG	[***]	1.55641
SG	[***]	1.84592
SG	[***]	1.72684
SG	[***]	1.34852
SG	[***]	1.34852
SG	[***]	1.33811
SG	[***]	1.95979
SG	[***]	1.77515
SG	[***]	1.87371
SG	[***]	4.60737
SG	[***]	4.61729

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	1.33508
SG	[***]	1.33508
SG	[***]	2.13922
SG	[***]	1.09467
SG	[***]	1.11898
SG	[***]	1.11898
SG	[***]	1.09467
SG	[***]	0.14220
SG	[***]	0.14023
SG	[***]	0.13243
SG	[***]	0.25744
SG	[***]	0.13089
SG	[***]	0.15238
SG	[***]	0.14148
SG	[***]	0.21028
SG	[***]	0.33732
SG	[***]	0.32294
SG	[***]	0.70455
SG	[***]	2.09887
SG	[***]	6.24110
SG	[***]	3.01159
SG	[***]	4.26186
SG	[***]	1.73400
SG	[***]	9.21813
SG	[***]	0.51856
SG	[***]	0.44978
SG	[***]	0.26502
SG	[***]	1.90374
SG	[***]	1.81261
SG	[***]	1.69231
SG	[***]	1.44079
SG	[***]	1.73079
SG	[***]	1.57402
SG	[***]	0.43477
SG	[***]	0.15121
SG	[***]	0.19812
SG	[***]	0.15121
SG	[***]	0.14433
SG	[***]	0.14291
SG	[***]	0.14291

Column A Factory	Column B Product	Column C Purchase Price (per unit)
SG	[***]	0.21792
SG	[***]	0.38578
SG	[***]	3.05992
SG	[***]	0.43198
SG	[***]	0.15823
SG	[***]	0.15121
SG	[***]	0.25472
SG	[***]	0.75251
SG	[***]	0.67443
SG	[***]	1.22426
SG	[***]	1.19011
SG	[***]	0.50375
SG	[***]	0.31430
SG	[***]	0.20997
SG	[***]	0.08032
SG	[***]	0.21146
SG	[***]	0.17816
SG	[***]	0.08627
SG	[***]	0.13759
SG	[***]	0.05741
SG	[***]	0.18936
SG	[***]	0.18397
SG	[***]	0.06232
SG	[***]	0.06243
SG	[***]	0.06664
SG	[***]	0.06192

CONFIDENTIAL

This Agreement has been entered into on the date stated at the beginning

THE SUPPLIER

SIGNED by	)

William John Nelson	)	/s/ William John Nelson

)

Chief Executive Officer	)

)

for and on behalf of	)

UTAC MANUFACTURING	)
SERVICES PTE. LTD.	)

CONFIDENTIAL

THE BUYER

SIGNED by	)

Keiji Fujimoto	)	/s/ Keiji Fujimoto

)

Executive Senior Councillor	)

)

for and on behalf of	)

PANASONIC CORPORATION	)